UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07797

SunAmerica Series, Inc.
(Exact name of registrant as specified in charter)

Harborside Financial Center, 3200 Plaza 5 Jersey City, NJ			07311
(Address of principal executive offices)			(Zip code)

John T. Genoy Senior Vice President SunAmerica Asset Management, LLC Harborside Financial Center, 3200 Plaza 5 Jersey City, NJ 07311
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(201) 324-6414

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2016

Item 1. Reports to Stockholders

This filing is on behalf of five of the six series of portfolios of SunAmerica Series, Inc.

ANNUAL REPORT 2016

SunAmerica Series, Inc.

■  SunAmerica Asset Allocation Strategies

■  Focused Dividend Strategy Portfolio

■  SunAmerica Strategic Value Portfolio

■  SunAmerica Select Dividend Growth Portfolio

Table of Contents

A Message from the President	2
Expense Example	4
Statement of Assets and Liabilities	6
Statement of Operations	8
Statement of Changes in Net Assets	9
Financial Highlights	11
Portfolio of Investments	16
Notes to Financial Statements	32
Report of Independent Registered Public Accounting Firm	50
Approval of the Investment Advisory and Management Agreement	51
Director and Officer Information	57
Shareholder Tax Information	60
Comparisons: Portfolios vs. The Indices	61

A MESSAGE FROM THE PRESIDENT — (unaudited)

Dear Shareholders:

We are pleased to present this annual update for SunAmerica Series, Inc. (the "SunAmerica Series"), including the SunAmerica Active Allocation Portfolio,* SunAmerica Multi-Asset Allocation Portfolio,* Focused Dividend Strategy Portfolio, SunAmerica Strategic Value Portfolio and SunAmerica Select Dividend Growth Portfolio (the "Portfolios") for the 12-month period ended October 31, 2016.

Overall, global equities advanced, albeit modestly, during the annual period, while global bonds gained more solidly, and commodities overall declined.

As the annual period began in November and December 2015, global equities struggled. In late December 2015, much anticipated monetary policy divergence came to fruition. The European Central Bank (ECB) and Bank of Japan (the "BoJ") announced additional policy easing, while the U.S. Federal Reserve (the "Fed") initiated its well-telegraphed first interest rate increase in nearly a decade. The 2016 calendar year got off to a volatile start, as Chinese equities plunged in early January, sparking a global risk-off trade. Extended accommodative monetary policy by major central banks helped support risk assets for several months. After a lengthy campaign, the British electorate voted to leave the European Union in June 2016, popularly known as Brexit. Following several decades of close economic and social integration, this historic event signaled a profound change in how the U.K. will conduct business and trade with the rest of Europe. In the U.S., solid economic data helped investors shrug off the Fed's ramped-up hawkish rhetoric. Market participants were also encouraged by improving signs from China's economic data releases and Beijing's increased emphasis on currency stability.

During the third quarter of 2016, expectations for continued accommodative monetary policy from central banks around the globe helped to strengthen investors' risk appetites. The Bank of England delivered a hefty stimulus package, which helped counteract the Brexit shock. The BoJ announced a policy shift centered around yield curve control and a commitment to overshoot inflation. The Fed signaled a higher probability of an interest rate hike before year-end 2016. Global equities pulled back slightly in October 2016 amid concerns about a "hard" Brexit scenario, U.S. election uncertainty and potential monetary policy shifts from the Fed and ECB.

During the annual period overall, U.S. equities outperformed non-U.S. equities, as measured by the S&P 500 Index† and MSCI EAFE Index,† respectively, and emerging market equities outperformed their developed market counterparts, as measured by the MSCI Emerging Markets Index† and MSCI World Index,† respectively. Within the U.S. equity market, there was little difference in returns between large-cap, mid-cap and small-cap stocks. Value stocks significantly outpaced growth stocks across the capitalization spectrum.

As in the global equity markets, the annual period began with the theme of diverging central bank policies, particularly between the U.S. and other developed economies, for the global fixed income markets. Early in 2016, falling oil prices, concerns about slowing economic growth in China and questions about the efficacy of central bank monetary policies sparked a broad selloff in credit markets, while government bond prices benefited from their higher-quality ratings. Markets reversed course in mid-February 2016, as the major central banks adopted more dovish stances in an effort to ease market risk. A rebound in crude oil prices, accommodative global central bank monetary policy and signs of near-term stabilization in China further supported global financial markets through the second quarter of 2016. However, investors turned more cautious in June 2016, as the outcome of the referendum on Britain's European Union membership became clear. Policy paths of major central banks appeared to diverge in the third quarter of 2016, as the Bank of England unveiled a stimulus package designed to prevent a recession following the Brexit vote, while the ECB kept its stimulus program unchanged. In the U.S., markets remained skeptical about the Fed's ability to raise interest rates in the near term. Most global government bonds pulled back slightly in October 2016 amidst speculation around less accommodative monetary policy from central banks and rising prospects of a December 2016 interest rate hike by the Fed.

For the annual period overall, developed market government bond prices largely gained, as global uncertainties kept central banks in easing mode. In the U.S., the yield curve, or spectrum of maturities, flattened. Yields on short-term maturities, which were heavily influenced by Fed monetary policy expectations, rose, while intermediate- and long-term yields declined.

A MESSAGE FROM THE PRESIDENT — (unaudited) (continued)

Commodities declined during the annual period but experienced varying returns. The end of 2015 and beginning of 2016 proved to be a particularly difficult time for commodities. However, like many other risk assets, prices bounced back following a sharp selloff to start 2016. The second quarter of 2016 was especially strong, with all four major sectors gaining. Still, energy was volatile, plummeting at the beginning of the annual period but then correcting to end the annual period in positive territory. Sugar proved to be a big gainer, as the commodity price rose substantially during the annual period.

Whether you invest in any of our portfolios separately or you invest in a mix of SunAmerica Funds through our Asset Allocation Strategies, we believe our mutual funds may provide valuable tools for investors and their financial advisers to help optimize their asset allocations amidst whatever market conditions may arise.

Maintaining a long-term perspective is a basic tenet of effective investing for both managers and investors. We believe that investors should resist the urge to act upon short-term market movements and should instead maintain investments in assets that are allocated based on their long-term individual goals.

On the following pages, you will find financial statements and portfolio information for each of the SunAmerica Series Portfolios for the annual period ended October 31, 2016. You will also find a comprehensive review of the Portfolios' performance and management strategies.

Thank you for being a part of the SunAmerica Series Portfolios. We value your ongoing confidence in us and look forward to serving your investment needs in the future.

Sincerely,

Peter A. Harbeck
President & CEO
SunAmerica Asset Management, LLC

Past performance is no guarantee of future results. Diversification and asset allocation do not guarantee a profit nor protect against a loss.

*Effective July 1, 2016, the name of the Focused Balanced Strategy Portfolio was changed to the SunAmerica Active Allocation Portfolio, and the name of the Focused Multi-Asset Strategy Portfolio was changed to the SunAmerica Multi-Asset Allocation Portfolio. Certain corresponding changes were made to both Funds' principal investment strategies and techniques.

†The S&P 500 Index is an unmanaged, weighted index of 500 large company stocks that is widely-recognized as representative of the performance of the U.S. stock market. The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of 21 developed markets, excluding the US & Canada. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of 23 emerging markets. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed markets. Indices are not managed and an investor cannot invest directly into an index.

Because focused mutual funds are less diversified than typical mutual funds, the performance of each holding in a focused fund has a greater impact upon the overall portfolio, which increases risk. The Focused Dividend Strategy Portfolio holds up to 30 high dividend yielding common stocks selected annually from the Dow Jones Industrial Average and the broader market. The SunAmerica Select Dividend Growth Portfolios holds up to 40 high-dividend yielding common stocks selected annually from the Russell 1000 Index. The SunAmerica Asset Allocation Strategies are funds-of-funds, allocated and monitored by SunAmerica Asset Management, LLC.

EXPENSE EXAMPLE — October 31, 2016 — (unaudited)

Disclosure of Portfolio Expenses in Shareholder Reports

As a shareholder of a Portfolio in the SunAmerica Series, Inc. (the "Fund"), you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges and (2) ongoing costs, including management fees, distribution and account maintenance fees and other portfolio expenses. The example set forth below is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at May 1, 2016 and held until October 31, 2016.

Actual Expenses

The "Actual" section of the table provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled "Expenses Paid During the Six Months Ended October 31, 2016" to estimate the expenses you paid on your account during this period. For shareholder accounts in classes other than Class I and Class W, the "Expenses Paid During the Six Months Ended October 31, 2016" column and the "Annualized Expense Ratio" column do not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended October 31, 2016" column and the "Annualized Expense Ratio" column do not include administrative fees that may apply to qualified retirement plan accounts. See the Portfolios' Prospectuses, your retirement plan document and/or materials from your financial adviser, for a full description of these fees. Had these fees been included, the "Expenses Paid During the Six Months Ended October 31, 2016" column would have been higher and the "Ending Account Value" column would have been lower.

Hypothetical Example for Comparison Purposes

The "Hypothetical" section of the table provides information about hypothetical account values and hypothetical expenses based on each Portfolio's actual expense ratio and an annual rate of return of 5% before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. For shareholder accounts in classes other than Class I and Class W, the "Expenses Paid During the Six Months Ended October 31, 2016" column and the "Annualized Expense Ratio" column do not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended October 31, 2016" column and the "Annualized Expense Ratio" column do not include administrative fees that may apply to qualified retirement plan accounts and accounts held through financial institutions. See the Portfolios' Prospectuses, your retirement plan document and/or materials from your financial adviser, for a full description of these fees. Had these fees been included, the "Expenses Paid During the Six Months Ended October 31, 2016" column would have been higher and the "Ending Account Value" column would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges on purchase payments, contingent deferred sales charges, small account fees and administrative fees, if applicable, to your account. Please refer to the Portfolios' Prospectuses, your retirement plan document and/or material from your financial adviser, for more information. Therefore, the "Hypothetical" example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and other fees were included, your costs would have been higher.

EXPENSE EXAMPLE — October 31, 2016 — (unaudited) (continued)

	Actual				Hypothetical
Portfolio	Beginning Account Value At May 1, 2016	Ending Account Value Using Actual Return at October 31, 2016	Expenses Paid During the Six Months Ended October 31, 2016*	Beginning Account Value At May 1, 2016	Ending Account Value Using a Hypothetical 5% Annual Return at October 31, 2016*	Expenses Paid During the Six Months Ended October 31, 2016*	Annualized Expense Ratio*
SunAmerica Multi-Asset Allocation†@
Class A	$1,000.00	$1,035.35	$0.97	$1,000.00	$1,024.18	$0.97	0.19%
Class B#.	$1,000.00	$1,032.24	$4.39	$1,000.00	$1,020.81	$4.37	0.86%
Class C	$1,000.00	$1,032.26	$4.19	$1,000.00	$1,021.01	$4.17	0.82%
Class I#	$1,000.00	$1,035.37	$1.28	$1,000.00	$1,023.88	$1.27	0.25%
SunAmerica Active Allocation†@
Class A	$1,000.00	$1,030.74	$1.07	$1,000.00	$1,024.08	$1.07	0.21%
Class B#	$1,000.00	$1,027.51	$4.59	$1,000.00	$1,020.61	$4.57	0.90%
Class C	$1,000.00	$1,028.28	$4.28	$1,000.00	$1,020.91	$4.27	0.84%
Class I#	$1,000.00	$1,030.60	$1.28	$1,000.00	$1,023.88	$1.27	0.25%
Focused Dividend Strategy
Class A	$1,000.00	$1,025.17	$5.35	$1,000.00	$1,019.86	$5.33	1.05%
Class B	$1,000.00	$1,022.04	$8.64	$1,000.00	$1,016.59	$8.62	1.70%
Class C	$1,000.00	$1,022.15	$8.64	$1,000.00	$1,016.59	$8.62	1.70%
Class W	$1,000.00	$1,025.68	$4.33	$1,000.00	$1,020.86	$4.32	0.85%
SunAmerica Strategic Value
Class A	$1,000.00	$1,005.45	$7.11	$1,000.00	$1,018.05	$7.15	1.41%
Class C	$1,000.00	$1,002.10	$10.37	$1,000.00	$1,014.78	$10.43	2.06%
SunAmerica Select Dividend Growth
Class A#	$1,000.00	$1,063.04	$8.19	$1,000.00	$1,017.19	$8.01	1.58%
Class C#	$1,000.00	$1,058.31	$12.26	$1,000.00	$1,013.22	$11.99	2.37%
Class W#	$1,000.00	$1,062.95	$7.88	$1,000.00	$1,017.50	$7.71	1.52%

*  Expenses are equal to each Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days then divided by 366 days (to reflect the one-half year period). These ratios do not reflect transaction costs, including sales charges on purchase payments, contingent deferred sales charges, small account fees and administrative fees, if applicable to your account. Please refer to the Portfolios' prospectuses, your retirement plan document and/or materials from your financial adviser for more information.

#  During the stated period, the investment adviser either waived a portion of or all of the fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. As a result, if these fees and expenses had not been waived, the "Actual/Hypothetical Ending Account Value" would have been lower and the "Actual/Hypothetical Expenses Paid During the Six Months Ended October 31, 2016" and the "Annualized Expense Ratio" would have been higher. If these fees and expenses had not been recouped, the "Actual/Hypothetical Ending Account Value" would have been higher and the "Actual/Hypothetical Expenses Paid During the Six Months Ended October 31, 2016" and the "Annualized Expense Ratio" would have been lower.

†  Does not include the expenses of the underlying funds that the Portfolios bear indirectly. If these indirect expenses had been included, the "Actual/Hypothetical Expenses Paid During the Six Months Ended October 31, 2016" and the "Annualized Expense Ratio" would have been higher and the "Actual/Hypothetical Ending Account Value" would have been lower.

@  See Note 1

STATEMENT OF ASSETS AND LIABILITIES — October 31, 2016

	SunAmerica Multi-Asset Allocation Portfolio#	SunAmerica Active Allocation Portfolio#	Focused Dividend Strategy Portfolio	SunAmerica Strategic Value Portfolio	SunAmerica Select Dividend Growth Portfolio
ASSETS:
Investments at value (unaffiliated)*	$—	$—	$12,073,203,753	$226,960,367	$40,849,649
Investments at value (affiliated)*	269,555,415	147,062,933	399,554,575	—	—
Repurchase agreements (cost approximates value)	—	—	25,586,000	1,000,000	—
Total investments	269,555,415	147,062,933	12,498,344,328	227,960,367	40,849,649
Cash	400	—	469	722	86,858
Receivable for:
Fund shares sold	52,737	41,130	37,922,215	3,312	—
Dividends and interest	—	—	14,513,869	410,046	7,047
Investments sold	—	—	164,578,688	—	—
Prepaid expenses and other assets	4,277	4,230	13,742	54,093	4,161
Due from investment adviser for expense reimbursements/fee waivers	522	—	—	—	—
Due from distributor for expense reimbursements/fee waivers	—	—	—	—	2,433
Total assets	269,613,351	147,108,293	12,715,373,311	228,428,540	40,950,148
LIABILITIES:
Payable for:
Fund shares redeemed	310,864	164,984	33,671,650	160,179	7,783
Investments purchased	—	—	286,101,561	171,174	—
Investment advisory and management fees	23,126	12,619	4,596,069	147,109	26,179
Distribution and account maintenance fees	64,206	37,364	4,874,767	97,913	12,799
Service Fees – Class W	—	—	445,272	—	31
Transfer agent fees and expenses	23,987	14,870	2,386,457	38,906	8,275
Directors' fees and expenses	463	480	3,338	1,800	894
Due to investment adviser from expense recoupment	—	1,566	—	—	4,899
Other accrued expenses	71,587	65,257	803,563	50,506	65,709
Total liabilities	494,233	297,140	332,882,677	667,587	126,569
Net Assets	$269,119,118	$146,811,153	$12,382,490,634	$227,760,953	$40,823,579
*Cost
Investments (unaffiliated)	$—	$—	$11,307,114,818	$216,467,224	$41,404,533
Investments (affiliated)	$274,950,919	$147,327,680	$409,431,441	$—	$—

# See Note 1

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES — October 31, 2016 — (continued)

	SunAmerica Multi-Asset Allocation Portfolio#	SunAmerica Active Allocation Portfolio#	Focused Dividend Strategy Portfolio	SunAmerica Strategic Value Portfolio	SunAmerica Select Dividend Growth Portfolio
NET ASSETS REPRESENTED BY:
Common stock, $0.0001 par value (3 billion shares authorized)	$1,675	$949	$74,515	$897	$273
Paid-in capital	368,518,951	181,361,307	11,525,631,964	284,270,986	40,772,183
	368,520,626	181,362,256	11,525,706,479	284,271,883	40,772,456
Accumulated undistributed net investment income (loss)	1,677,028	273,293	75,631,910	2,482,650	49,572
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options contracts, foreign exchange transactions and capital gain distributions from Underlying Funds	(95,683,032)	(34,559,649)	24,940,176	(69,486,723)	556,435
Unrealized appreciation (depreciation) on investments	(5,395,504)	(264,747)	756,212,069	10,493,143	(554,884)
Net Assets	$269,119,118	$146,811,153	$12,382,490,634	$227,760,953	$40,823,579
Class A:
Net assets	$154,476,103	$79,795,694	$4,849,219,438	$175,724,481	$39,422,115
Shares outstanding	9,590,698	5,143,453	291,022,141	6,796,866	2,640,426
Net asset value and redemption price per share (excluding any applicable contingent deferred sales charge)	$16.11	$15.51	$16.66	$25.85	$14.93
Maximum sales charge (5.75% of offering price)	0.98	0.95	1.02	1.58	0.91
Maximum offering price to public	$17.09	$16.46	$17.68	$27.43	$15.84
Class B:
Net assets	$21,704,703	$14,090,527	$381,223,463	$—	$—
Shares outstanding	1,356,029	916,408	23,038,170	—	—
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$16.01	$15.38	$16.55	$—	$—
Class C:
Net assets	$92,666,726	$52,428,036	$3,628,575,334	$52,036,472	$1,160,734
Shares outstanding	5,791,281	3,396,305	219,523,095	2,177,720	78,007
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$16.00	$15.44	$16.53	$23.89	$14.88
Class I:
Net assets	$271,586	$496,896	$—	$—	$—
Shares outstanding	16,872	31,967	—	—	—
Net asset value, offering and redemption price per share	$16.10	$15.54	$—	$—	$—
Class W:
Net assets	$—	$—	$3,523,472,399	$—	$240,730
Shares outstanding	—	—	211,569,344	—	16,165
Net asset value, offering and redemption price per share	$—	$—	$16.65	$—	$14.89

# See Note 1

See Notes to Financial Statements

STATEMENT OF OPERATIONS — For the year ended October 31, 2016

	SunAmerica Multi-Asset Allocation Portfolio#	SunAmerica Active Allocation Portfolio#	Focused Dividend Strategy Portfolio	SunAmerica Strategic Value Portfolio	SunAmerica Select Dividend Growth Portfolio
INVESTMENT INCOME:
Dividends (unaffiliated)	$—	$—	$433,575,452	$6,812,960	$1,452,166
Dividends (affiliated)	3,708,957	2,636,620	26,027,160	—	—
Interest (unaffiliated)	—	—	155,687	1,365	22
Total investment income*	3,708,957	2,636,620	459,758,299	6,814,325	1,452,188
Expenses:
Investment advisory and management fees	276,789	150,290	48,291,082	1,771,293	339,684
Distribution and account maintenance fees:
Class A	—	—	15,721,461	631,910	153,388
Class B	153,996	94,793	3,523,651	—	—
Class C	630,212	357,514	32,779,246	556,267	12,797
Service Fees – Class W	—	—	4,238,452	—	280
Transfer agent fees and expenses:
Class A	56,196	30,008	10,135,753	441,254	97,315
Class B	11,715	6,569	792,103	—	—
Class C	22,071	12,734	7,292,867	134,041	3,790
Class I	899	941	—	—	—
Class W	—	—	6,246,776	—	1,257
Registration fees:
Class A	11,116	10,313	426,059	10,318	20,341
Class B	6,489	16,724	36,582	—	—
Class C	9,681	4,923	253,020	8,896	9,638
Class I	3,371	6,642	—	—	—
Class W	—	—	287,993	—	9,178
Custodian and accounting fees	12,081	12,097	1,044,828	30,833	25,012
Reports to shareholders	54,319	22,554	1,019,594	31,365	4,718
Audit and tax fees	39,906	39,899	53,938	52,480	37,855
Legal fees	11,777	10,052	165,924	14,794	8,068
Directors' fees and expenses	15,493	8,675	557,466	14,417	1,916
Interest expense	—	—	8,409	318	710
Other expenses	18,556	16,290	211,834	22,029	17,701
Total expenses before fee waivers, expense reimbursements, and expense recoupments	1,334,667	801,018	133,087,038	3,720,215	743,648
Net (fees waived and expenses reimbursed) / recouped by investment adviser / distributor (Note 3)	(4,013)	(19,254)	—	—	(24,747)
Net expenses	1,330,654	781,764	133,087,038	3,720,215	718,901
Net investment income (loss)	2,378,303	1,854,856	326,671,261	3,094,110	733,287
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)	—	—	141,845,693	(1,376,467)	622,679
Net realized gain (loss) on investments (affiliated)	4,881,385	643,975	(111,540,886)	—	—
Net realized gain (loss) from capital gain distributions from underlying funds (affiliated)	14,503,303	7,214,885	—	—	—
Net realized gain (loss) on investments and foreign currencies	19,384,688	7,858,860	30,304,807	(1,376,467)	622,679
Change in unrealized appreciation (depreciation) on investments (unaffiliated)	—	—	177,050,826	1,954,804	1,427,027
Change in unrealized appreciation (depreciation) on investments (affiliated)	(16,891,712)	(6,835,986)	(50,536,954)	—	—
Net unrealized gain (loss) on investments and foreign currencies	(16,891,712)	(6,835,986)	126,513,872	1,954,804	1,427,027
Net realized and unrealized gain (loss) on investments and foreign currencies	2,492,976	1,022,874	156,818,679	578,337	2,049,706
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,871,279	$2,877,730	$483,489,940	$3,672,447	$2,782,993
* Net of foreign withholding taxes on interest and dividends of	$—	$—	$—	$1,060	$—

# See Note 1

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

	SunAmerica Multi-Asset Allocation Portfolio#		SunAmerica Active Allocation Portfolio#
	For the year ended October 31, 2016	For the year ended October 31, 2015	For the year ended October 31, 2016	For the year ended October 31, 2015
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$2,378,303	$2,347,411	$1,854,856	$2,023,319
Net realized gain (loss) on investments and foreign currencies	19,384,688	9,912,837	7,858,860	5,067,483
Net unrealized gain (loss) on investments and foreign currencies	(16,891,712)	(11,054,133)	(6,835,986)	(6,839,244)
Net increase (decrease) in net assets resulting from operations	4,871,279	1,206,115	2,877,730	251,558
Distributions to shareholders from:
Net investment income (Class A)	(2,548,322)	(2,792,965)	(1,649,933)	(1,583,214)
Net investment income (Class B)	(207,561)	(258,450)	(207,712)	(192,925)
Net investment income (Class C)	(911,508)	(1,087,672)	(795,385)	(730,784)
Net investment income (Class I)	(4,046)	(4,741)	(10,155)	(9,544)
Net investment income (Class W)	—	—	—	—
Net realized gain on securities (Class A)	—	—	—	—
Net realized gain on securities (Class B)	—	—	—	—
Net realized gain on securities (Class C)	—	—	—	—
Net realized gain on securities (Class I)	—	—	—	—
Net realized gain on securities (Class W)	—	—	—	—
Total distributions to shareholders	(3,671,437)	(4,143,828)	(2,663,185)	(2,516,467)
Net increase (decrease) in net assets resulting from capital share transactions (Note 7)	(29,990,992)	(38,468,372)	(14,850,688)	(15,406,105)
Total increase (decrease) in net assets	(28,791,150)	(41,406,085)	(14,636,143)	(17,671,014)
NET ASSETS:
Beginning of period	297,910,268	339,316,353	161,447,296	179,118,310
End of period†	$269,119,118	$297,910,268	$146,811,153	$161,447,296
†Includes accumulated undistributed net investment income (loss)	$1,677,028	$1,335,965	$273,293	$333,274

# See Note 1

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS — (continued)

	Focused Dividend Strategy Portfolio		SunAmerica Strategic Value Portfolio		SunAmerica Select Dividend Growth Portfolio
	For the year ended October 31, 2016	For the year ended October 31, 2015	For the year ended October 31, 2016	For the year ended October 31, 2015	For the year ended October 31, 2016	For the year ended October 31, 2015
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$326,671,261	$187,406,267	$3,094,110	$3,153,152	$733,287	$1,165,807
Net realized gain (loss) on investments and foreign currencies	30,304,807	801,615,471	(1,376,467)	26,626,888	622,679	4,601,237
Net unrealized gain (loss) on investments and foreign currencies	126,513,872	(464,950,633)	1,954,804	(28,505,500)	1,427,027	(4,636,761)
Net increase (decrease) in net assets resulting from operations	483,489,940	524,071,105	3,672,447	1,274,540	2,782,993	1,130,283
Distributions to shareholders from:
Net investment income (Class A)	(114,910,752)	(93,471,278)	(2,626,523)	(1,975,960)	(723,552)	(1,188,667)
Net investment income (Class B)	(6,806,522)	(5,513,813)	—	(32,418)	—	—
Net investment income (Class C)	(63,976,222)	(48,412,637)	(497,824)	(322,847)	(10,336)	(8,957)
Net investment income (Class I)	—	—	—	—	—	—
Net investment income (Class W)	(78,293,740)	(52,465,467)	—	—	(3,222)	(2,436)
Net realized gain on securities (Class A)	(278,819,299)	(225,845,192)	—	—	(4,471,386)	(72,539)
Net realized gain on securities (Class B)	(22,669,819)	(17,840,564)	—	—	—	—
Net realized gain on securities (Class C)	(203,619,789)	(152,115,920)	—	—	(145,530)	(200)
Net realized gain on securities (Class I)	—	—	—	—	—	—
Net realized gain on securities (Class W)	(157,260,351)	(110,255,393)	—	—	(10,204)	(138)
Total distributions to shareholders	(926,356,494)	(705,920,264)	(3,124,347)	(2,331,225)	(5,364,230)	(1,272,937)
Net increase (decrease) in net assets resulting from capital share transactions (Note 7)	2,905,079,348	1,697,571,491	(14,379,034)	(19,712,750)	(10,298,302)	(2,786,590)
Total increase (decrease) in net assets	2,462,212,794	1,515,722,332	(13,830,934)	(20,769,435)	(12,879,539)	(2,929,244)
NET ASSETS:
Beginning of period	9,920,277,840	8,404,555,508	241,591,887	262,361,322	53,703,118	56,632,362
End of period†	$12,382,490,634	$9,920,277,840	$227,760,953	$241,591,887	$40,823,579	$53,703,118
†Includes accumulated undistributed net investment income (loss)	$75,631,910	$12,947,885	$2,482,650	$2,512,887	$49,572	$23,586

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(3)		Ratio of net investment income (loss) to average net assets(3)		Port- folio Turn- over
SUNAMERICA MULTI-ASSET ALLOCATION PORTFOLIO#
Class A
10/31/12	$13.53	$0.16	$(0.34)	$(0.18)	$(0.26)	$—	$(0.26)	$13.09	(1.30)%	$178,458	0.21%		1.17%		46%
10/31/13	13.09	0.13	2.25	2.38	(0.15)	—	(0.15)	15.32	18.37	180,231	0.21		0.90		51
10/31/14	15.32	0.17	1.00	1.17	(0.32)	—	(0.32)	16.17	7.79	184,435	0.19		1.06		32
10/31/15	16.17	0.17	(0.09)	0.08	(0.25)	—	(0.25)	16.00	0.51	165,216	0.19		1.02		3
10/31/16	16.00	0.18	0.18	0.36	(0.25)	—	(0.25)	16.11	2.33	154,476	0.20		1.14		18
Class B
10/31/12	$13.40	$0.09	$(0.35)	$(0.26)	$(0.17)	$—	$(0.17)	$12.97	(1.90)%	$52,914	0.86%		0.64%		46%
10/31/13	12.97	0.04	2.22	2.26	(0.04)	—	(0.04)	15.19	17.49	41,127	0.89		0.26		51
10/31/14	15.19	0.06	1.00	1.06	(0.21)	—	(0.21)	16.04	7.04	32,172	0.87		0.40		32
10/31/15	16.04	0.06	(0.09)	(0.03)	(0.13)	—	(0.13)	15.88	(0.17)	26,435	0.90		0.35		3
10/31/16	15.88	0.07	0.19	0.26	(0.13)	—	(0.13)	16.01	1.65	21,705	0.88		0.45		18
Class C
10/31/12	$13.42	$0.08	$(0.34)	$(0.26)	$(0.18)	$—	$(0.18)	$12.98	(1.91)%	$151,553	0.84%		0.58%		46%
10/31/13	12.98	0.04	2.23	2.27	(0.05)	—	(0.05)	15.20	17.59	133,267	0.84		0.28		51
10/31/14	15.20	0.07	1.00	1.07	(0.22)	—	(0.22)	16.05	7.14	122,388	0.83		0.43		32
10/31/15	16.05	0.06	(0.09)	(0.03)	(0.14)	—	(0.14)	15.88	(0.15)	105,928	0.84		0.39		3
10/31/16	15.88	0.08	0.18	0.26	(0.14)	—	(0.14)	16.00	1.67	92,667	0.84		0.50		18
Class I
10/31/12	$13.53	$0.14	$(0.32)	$(0.18)	$(0.26)	$—	$(0.26)	$13.09	(1.31)%	$401	0.25	%(4)	1.09	%(4)	46%
10/31/13	13.09	0.12	2.24	2.36	(0.14)	—	(0.14)	15.31	18.24	459	0.25	(4)	0.84	(4)	51
10/31/14	15.31	0.17	0.99	1.16	(0.32)	—	(0.32)	16.15	7.68	321	0.25	(4)	1.11	(4)	32
10/31/15	16.15	0.15	(0.07)	0.08	(0.24)	—	(0.24)	15.99	0.51	331	0.25	(4)	0.93	(4)	3
10/31/16	15.99	0.17	0.18	0.35	(0.24)	—	(0.24)	16.10	2.25	272	0.25	(4)	1.07	(4)	18

(1)  Calculated based upon average shares outstanding.

(2)  Total return does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Does not include underlying fund expenses that the Portfolios bear indirectly.

(4)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/12	10/31/13	10/31/14	10/31/15	10/31/16
SunAmerica Multi-Asset Allocation Class I	0.06%	0.33%	0.27%	0.19%	1.49%

#  See Note 1

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(3)		Ratio of net investment income (loss) to average net assets(3)		Port- folio Turn- over
SUNAMERICA ACTIVE ALLOCATION PORTFOLIO#
Class A
10/31/12	$12.65	$0.15	$0.40	$0.55	$(0.28)	$—	$(0.28)	$12.92	4.47%	$87,715	0.22%		1.17%		22%
10/31/13	12.92	0.17	1.99	2.16	(0.17)	—	(0.17)	14.91	16.86	93,392	0.22		1.20		70
10/31/14	14.91	0.21	0.92	1.13	(0.39)	—	(0.39)	15.65	7.67	92,459	0.22		1.40		38
10/31/15	15.65	0.23	(0.17)	0.06	(0.28)	—	(0.28)	15.43	0.37	85,145	0.22		1.48		6
10/31/16	15.43	0.23	0.16	0.39	(0.31)	—	(0.31)	15.51	2.59	79,796	0.22		1.53		29
Class B
10/31/12	$12.58	$0.07	$0.39	$0.46	$(0.21)	$—	$(0.21)	$12.83	3.74%	$21,819	0.89%		0.57%		22%
10/31/13	12.83	0.07	1.99	2.06	(0.09)	—	(0.09)	14.80	16.16	20,980	0.90	(4)	0.53	(4)	70
10/31/14	14.80	0.11	0.90	1.01	(0.29)	—	(0.29)	15.52	6.95	18,589	0.90	(4)	0.72	(4)	38
10/31/15	15.52	0.13	(0.19)	(0.06)	(0.17)	—	(0.17)	15.29	(0.38)	15,704	0.90	(4)	0.81	(4)	6
10/31/16	15.29	0.13	0.17	0.30	(0.21)	—	(0.21)	15.38	1.98	14,091	0.90	(4)	0.85	(4)	29
Class C
10/31/12	$12.62	$0.07	$0.40	$0.47	$(0.21)	$—	$(0.21)	$12.88	3.82%	$66,580	0.86%		0.54%		22%
10/31/13	12.88	0.08	1.98	2.06	(0.09)	—	(0.09)	14.85	16.10	68,940	0.87		0.56		70
10/31/14	14.85	0.11	0.91	1.02	(0.30)	—	(0.30)	15.57	6.95	67,520	0.86		0.76		38
10/31/15	15.57	0.13	(0.18)	(0.05)	(0.17)	—	(0.17)	15.35	(0.28)	60,073	0.87		0.84		6
10/31/16	15.35	0.14	0.16	0.30	(0.21)	—	(0.21)	15.44	2.01	52,428	0.86		0.90		29
Class I
10/31/12	$12.67	$0.14	$0.40	$0.54	$(0.27)	$—	$(0.27)	$12.94	4.43%	$740	0.25	%(4)	1.11	%(4)	22%
10/31/13	12.94	0.16	2.01	2.17	(0.17)	—	(0.17)	14.94	16.89	798	0.25	(4)	1.18	(4)	70
10/31/14	14.94	0.23	0.89	1.12	(0.38)	—	(0.38)	15.68	7.61	551	0.25	(4)	1.47	(4)	38
10/31/15	15.68	0.23	(0.18)	0.05	(0.27)	—	(0.27)	15.46	0.34	526	0.25	(4)	1.44	(4)	6
10/31/16	15.46	0.23	0.16	0.39	(0.31)	—	(0.31)	15.54	2.57	497	0.25	(4)	1.50	(4)	29

(1)  Calculated based upon average shares outstanding.

(2)  Total return does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Does not include underlying fund expenses that the Portfolios bear indirectly.

(4)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/12	10/31/13	10/31/14	10/31/15	10/31/16
SunAmerica Active Allocation Class B	—%	0.03%	0.02%	0.04%	0.08%
SunAmerica Active Allocation Class I	1.32	1.51	1.74	2.26	1.45

#  See Note 1

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Port- folio Turn- over
FOCUSED DIVIDEND STRATEGY PORTFOLIO
Class A
10/31/12	$11.55	$0.34	$1.63	$1.97	$(0.34)	$—	$(0.34)	$13.18	17.27%	$1,916,051	0.98%		2.76%		20%
10/31/13	13.18	0.43	4.44	4.87	(0.42)	(0.17)	(0.59)	17.46	38.00	3,894,978	0.98		2.88		42
10/31/14	17.46	0.43	1.19	1.62	(0.41)	(0.57)	(0.98)	18.10	9.78	3,783,631	1.07		2.47		47
10/31/15	18.10	0.39	0.62	1.01	(0.42)	(1.08)	(1.50)	17.61	6.32	4,213,860	1.06		2.26		56
10/31/16	17.61	0.51	0.12	0.63	(0.42)	(1.16)	(1.58)	16.66	4.38	4,849,219	1.05		3.16		60
Class B
10/31/12	$11.51	$0.26	$1.61	$1.87	$(0.26)	$—	$(0.26)	$13.12	16.44%	$114,794	1.64%		2.12%		20%
10/31/13	13.12	0.33	4.41	4.74	(0.33)	(0.17)	(0.50)	17.36	37.05	237,272	1.64		2.23		42
10/31/14	17.36	0.31	1.19	1.50	(0.30)	(0.57)	(0.87)	17.99	9.10	293,561	1.72		1.82		47
10/31/15	17.99	0.28	0.61	0.89	(0.31)	(1.08)	(1.39)	17.49	5.61	337,033	1.71		1.61		56
10/31/16	17.49	0.41	0.13	0.54	(0.32)	(1.16)	(1.48)	16.55	3.79	381,223	1.70		2.53		60
Class C
10/31/12	$11.51	$0.26	$1.63	$1.89	$(0.27)	$—	$(0.27)	$13.13	16.58%	$715,533	1.63%		2.10%		20%
10/31/13	13.13	0.32	4.41	4.73	(0.33)	(0.17)	(0.50)	17.36	37.00	1,922,796	1.63		2.16		42
10/31/14	17.36	0.31	1.18	1.49	(0.30)	(0.57)	(0.87)	17.98	9.05	2,489,569	1.72		1.82		47
10/31/15	17.98	0.28	0.61	0.89	(0.31)	(1.08)	(1.39)	17.48	5.63	3,008,527	1.71		1.61		56
10/31/16	17.48	0.40	0.13	0.53	(0.32)	(1.16)	(1.48)	16.53	3.75	3,628,575	1.70		2.51		60
Class W
05/15/13(4)-10/31/13	$15.66	$0.33	$1.67	$2.00	$(0.20)	$—	$(0.20)	$17.46	12.88%	$1,023,004	0.79	%(3)(5)	2.42	%(3)(5)	42%
10/31/14	17.46	0.45	1.20	1.65	(0.45)	(0.57)	(1.02)	18.09	9.97	1,837,795	0.87		2.66		47
10/31/15	18.09	0.42	0.63	1.05	(0.46)	(1.08)	(1.54)	17.60	6.55	2,360,858	0.86		2.46		56
10/31/16	17.60	0.53	0.14	0.67	(0.46)	(1.16)	(1.62)	16.65	4.60	3,523,472	0.85		3.30		60

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Net of the following expense reimbursements (based on average net assets):

10/31/13
Focused Dividend Strategy A	—%
Focused Dividend Strategy B	—
Focused Dividend Strategy C	—
Focused Dividend Strategy W	0.00	(5)

(4)  Inception date of class.

(5)  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)		Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets	Ratio of net investment income (loss) to average net assets	Port- folio Turn- over
SUNAMERICA STRATEGIC VALUE PORTFOLIO
Class A
10/31/12	$15.77	$0.20	$1.94		$2.14	$(0.03)	$—	$(0.03)	$17.88	13.64%	$114,965	1.49%	1.19%	55%
10/31/13	17.88	0.23	4.92	(3)	5.15	(0.24)	—	(0.24)	22.79	29.21	164,273	1.46	1.16	76
10/31/14	22.79	0.24	3.11		3.35	(0.17)	(0.10)	(0.27)	25.87	14.83	190,621	1.42	0.98	64
10/31/15	25.87	0.36	(0.22)		0.14	(0.27)	—	(0.27)	25.74	0.56	186,699	1.43	1.39	57
10/31/16	25.74	0.37	0.10		0.47	(0.36)	—	(0.36)	25.85	1.88	175,724	1.42	1.47	56
Class C
10/31/12	$14.72	$0.09	$1.80		$1.89	$—	$—	$—	$16.61	12.84%	$39,882	2.15%	0.54%	55%
10/31/13	16.61	0.09	4.58	(3)	4.67	(0.12)	—	(0.12)	21.16	28.33	60,267	2.12	0.49	76
10/31/14	21.16	0.07	2.89		2.96	(0.06)	(0.10)	(0.16)	23.96	14.08	61,937	2.08	0.33	64
10/31/15	23.96	0.18	(0.20)		(0.02)	(0.13)	—	(0.13)	23.81	(0.09)	54,893	2.09	0.73	57
10/31/16	23.81	0.19	0.10		0.29	(0.21)	—	(0.21)	23.89	1.24	52,036	2.08	0.80	56

(1)  Calculated based upon average shares outstanding.

(2)  Total return does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Includes the effect of a merger.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(3)		Ratio of net investment income (loss) to average net assets(3)		Port- folio Turn- over
SUNAMERICA SELECT DIVIDEND GROWTH PORTFOLIO
Class A
05/02/14@-10/31/14	$15.00	$0.11	$0.73	$0.84	$(0.10)	$—	$(0.10)	$15.74	5.60%	$56,419	1.69	%(4)	1.40	%(4)	4%
10/31/15	15.74	0.34	(0.04)	0.30	(0.34)	(0.02)	(0.36)	15.68	1.94	52,244	1.48		2.08		79
10/31/16	15.68	0.24	0.71	0.95	(0.24)	(1.46)	(1.70)	14.93	7.20	39,422	1.56		1.65		69
Class C
05/02/14@-10/31/14	$15.00	$0.05	$0.74	$0.79	$(0.06)	$—	$(0.06)	$15.73	5.27%	$108	2.37	%(4)	0.66	%(4)	4%
10/31/15	15.73	0.06	0.09	0.15	(0.24)	(0.02)	(0.26)	15.62	0.96	1,351	2.37		0.41		79
10/31/16	15.62	0.10	0.74	0.84	(0.12)	(1.46)	(1.58)	14.88	6.36	1,161	2.37		0.73		69
Class W
05/02/14@-10/31/14	$15.00	$0.12	$0.73	$0.85	$(0.11)	$—	$(0.11)	$15.74	5.69%	$106	1.52	%(4)	1.51	%(4)	4%
10/31/15	15.74	0.32	(0.03)	0.29	(0.36)	(0.02)	(0.38)	15.65	1.86	108	1.52		2.01		79
10/31/16	15.65	0.21	0.75	0.96	(0.26)	(1.46)	(1.72)	14.89	7.25	241	1.52		1.56		69

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/14(4)	10/31/15	10/31/16
SunAmerica Select Dividend Growth A	0.00%	0.11%	0.02%
SunAmerica Select Dividend Growth C	19.34	2.01	0.64
SunAmerica Select Dividend Growth W	19.57	19.46	5.19

(4)  Annualized

@  Commencement of Operations

See Notes to Financial Statements

SunAmerica Multi-Asset Allocation Portfolio†

PORTFOLIO PROFILE — October 31, 2016 — (unaudited)

Industry Allocation*
Domestic Equity Investment Companies	50.8%
Fixed Income Investment Companies	20.1
Global Strategies Investment Companies	10.0
Commodity Strategy Investment Companies	9.7
Foreign Equity Investment Companies	9.6
100.2%

* Calculated as a percentage of net assets

† See Note 1

SunAmerica Multi-Asset Allocation Portfolio##@

PORTFOLIO OF INVESTMENTS — October 31, 2016

Security Description	Shares	Value (Note 2)
AFFILIATED INVESTMENT COMPANIES#—100.2%
Commodity Strategy Investment Companies—9.7%
SunAmerica Specialty Series, SunAmerica Commodity Strategy Fund, Class A† (cost $33,426,836)	3,697,849	$26,180,772
Domestic Equity Investment Companies—50.8%
SunAmerica Series, Inc. Focused Dividend Strategy Portfolio, Class A	1,582,848	26,370,243
SunAmerica Series, Inc. SunAmerica Select Dividend Growth Portfolio, Class A	1,867,892	27,887,628
SunAmerica Series, Inc. SunAmerica Strategic Value Portfolio, Class A	1,072,391	27,721,305
SunAmerica Specialty Series, SunAmerica Focused Alpha Growth Fund, Class A	582,207	13,833,237
SunAmerica Specialty Series, SunAmerica Focused Alpha Large-Cap Fund, Class A	579,687	13,732,785
SunAmerica Specialty Series SunAmerica Small-Cap Fund, Class A	1,714,915	27,009,914
Total Domestic Equity Investment Companies (cost $130,683,996)		136,555,112
Fixed Income Investment Companies—20.1%
SunAmerica Income Funds SunAmerica Flexible Credit Fund, Class A	3,915,508	13,391,036
SunAmerica Income Funds SunAmerica Strategic Bond Fund, Class A	2,040,542	6,958,249
SunAmerica Income Funds SunAmerica U.S. Government Securities Fund, Class A	2,816,390	26,755,710
SunAmerica Senior Floating Rate Fund, Inc., Class A	867,514	6,922,758
Total Fixed Income Investment Companies (cost $54,274,332)		54,027,753
Foreign Equity Investment Companies—9.6%
SunAmerica Equity Funds SunAmerica International Dividend Strategy Fund, Class A	1,556,142	13,211,646
SunAmerica Equity Funds SunAmerica Japan Fund, Class A	1,727,249	12,712,550
Total Foreign Equity Investment Companies (cost $27,229,611)		25,924,196
Security Description	Shares	Value (Note 2)
Global Strategies Investment Companies—10.0%
SunAmerica Specialty Series SunAmerica Global Trends Fund, Class A	1,083,080	$13,614,322
SunAmerica Specialty Series SunAmerica Income Explorer Fund, Class A	914,018	13,253,260
Total Global Strategies Investment Companies (cost $29,336,144)		26,867,582
TOTAL INVESTMENTS (cost $274,950,919)(1)	100.2%	269,555,415
Liabilities in excess of other assets	(0.2)	(436,297)
NET ASSETS —	100.0%	$269,119,118

† Non-income producing security

# See Note 5

## See Note 1

@ The SunAmerica Multi-Asset Allocation Portfolio invests in various SunAmerica Mutual Funds, some of which are not presented in this report. Additional information on the underlying funds, including such funds' prospectuses and shareholder reports, is available on our website, www.safunds.com.

(1) See Note 6 for cost of investments on a tax basis.

SunAmerica Multi-Asset Allocation Portfolio##@

PORTFOLIO OF INVESTMENTS — October 31, 2016 — (continued)

The following is a summary of the inputs used to value the Portfolio's net assets as of October 31, 2016 (see Note 2):

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Affiliated Investment Companies	$269,555,415	$—	$—	$269,555,415

* For a detailed presentation of investments, please refer to the Portfolio of Investments.

The Portfolio's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

SunAmerica Active Allocation Portfolio†

PORTFOLIO PROFILE — October 31, 2016 — (unaudited)

Industry Allocation*
Domestic Equity Investment Companies	46.0%
Fixed Income Investment Companies	35.9
Global Strategies Investment Companies	8.8
Foreign Equity Investment Companies	8.5
Commodity Strategy Investment Companies	1.0
100.2%

* Calculated as a percentage of net assets

† See Note 1

SunAmerica Active Allocation Portfolio##@

PORTFOLIO OF INVESTMENTS — October 31, 2016

Security Description	Shares	Value (Note 2)
AFFILIATED INVESTMENT COMPANIES#—100.2%
Commodity Strategy Investment Companies—1.0%
SunAmerica Specialty Series, SunAmerica Commodity Strategy Fund, Class A† (cost $1,440,844)	211,508	$1,497,476
Domestic Equity Investment Companies—46.0%
SunAmerica Series, Inc. Focused Dividend Strategy Portfolio, Class A	537,356	8,952,353
SunAmerica Series, Inc. SunAmerica Select Dividend Growth Portfolio, Class A	647,869	9,672,691
SunAmerica Series, Inc. SunAmerica Strategic Value Portfolio, Class A	608,253	15,723,350
SunAmerica Specialty Series, SunAmerica Focused Alpha Growth Fund, Class A	480,072	11,406,511
SunAmerica Specialty Series, SunAmerica Focused Alpha Large-Cap Fund, Class A	518,844	12,291,406
SunAmerica Specialty Series SunAmerica Small-Cap Fund, Class A	601,283	9,470,210
Total Domestic Equity Investment Companies (cost $65,484,021)		67,516,521
Fixed Income Investment Companies—35.9%
SunAmerica Income Funds SunAmerica Flexible Credit Fund, Class A	3,187,169	10,900,119
SunAmerica Income Funds SunAmerica Strategic Bond Fund, Class A	3,436,035	11,716,880
SunAmerica Income Funds SunAmerica U.S. Government Securities Fund, Class A	2,005,837	19,055,454
SunAmerica Senior Floating Rate Fund, Inc., Class A	1,377,407	10,991,709
Total Fixed Income Investment Companies (cost $53,163,665)		52,664,162
Foreign Equity Investment Companies—8.5%
SunAmerica Equity Funds SunAmerica International Dividend Strategy Fund, Class A	1,114,376	9,461,056
SunAmerica Equity Funds SunAmerica Japan Fund, Class A	400,779	2,949,731
Total Foreign Equity Investment Companies (cost $13,546,408)		12,410,787
Security Description	Shares	Value (Note 2)
Global Strategies Investment Companies—8.8%
SunAmerica Specialty Series SunAmerica Global Trends Fund, Class A	793,826	$9,978,392
SunAmerica Specialty Series SunAmerica Income Explorer Fund, Class A	206,593	2,995,595
Total Global Strategies Investment Companies (cost $13,692,742)		12,973,987
TOTAL INVESTMENTS (cost $147,327,680)(1)	100.2%	147,062,933
Liabilities in excess of other assets	(0.2)	(251,780)
NET ASSETS —	100.0%	$146,811,153

† Non-income producing security

# See Note 5

## See Note 1

@ The SunAmerica Active Allocation Portfolio invests in various SunAmerica Mutual Funds, some of which are not presented in this report. Additional information on the underlying funds, including such funds' prospectuses and shareholder reports, is available on our website, www.safunds.com.

(1) See Note 6 for cost of investments on a tax basis..

SunAmerica Active Allocation Portfolio##@

PORTFOLIO OF INVESTMENTS — October 31, 2016 — (continued)

The following is a summary of the inputs used to value the Portfolio's net assets as of October 31, 2016 (see Note 2):

	Level 1 — Unadjusted		Level 2 — Other	Level 3 — Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Affiliated Investment Companies	$147,062,933	$—	$—	$147,062,933

* For a detailed presentation of investments, please refer to the Portfolio of Investments.

The Portfolio's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

Focused Dividend Strategy Portfolio

PORTFOLIO PROFILE — October 31, 2016 — (unaudited)

Industry Allocation*
Tobacco	10.5%
Retail-Apparel/Shoe	8.6
Telephone-Integrated	7.1
Medical-Drugs	7.0
Oil Companies-Integrated	6.7
Chemicals-Diversified	6.5
Retail-Regional Department Stores	4.2
Retail-Restaurants	4.2
Computers	3.6
Diversified Manufacturing Operations	3.6
Machinery-Construction & Mining	3.6
Engines-Internal Combustion	3.5
Advertising Agencies	3.4
Retail-Discount	3.4
Electric Products-Misc.	3.4
Computer Services	3.3
Computers-Memory Devices	3.2
Data Processing/Management	2.4
Oil & Gas Drilling	1.8
Networking Products	1.6
Medical-Biomedical/Gene	1.6
Aerospace/Defense	1.6
Semiconductor Equipment	1.3
U.S. Government Agencies	1.2
Beverages-Non-alcoholic	1.2
Oil Refining & Marketing	1.1
Retail-Consumer Electronics	0.9
U.S. Government Treasuries	0.2
Repurchase Agreements	0.2
100.9%

* Calculated as a percentage of net assets

Focused Dividend Strategy Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2016

Security Description	Shares	Value (Note 2)
COMMON STOCKS—99.3%
Advertising Agencies—3.4%
Omnicom Group, Inc.	5,283,271	$421,710,691
Aerospace/Defense—1.6%
Boeing Co.	1,377,939	196,259,852
Beverages-Non-alcoholic—1.2%
Coca-Cola Co.	3,458,801	146,653,162
Chemicals-Diversified—6.5%
Dow Chemical Co.	7,464,623	401,671,363
LyondellBasell Industries NV, Class A	5,157,276	410,261,306
		811,932,669
Computer Services—3.3%
International Business Machines Corp.	2,664,509	409,508,388
Computers—3.6%
HP, Inc.	30,977,301	448,861,092
Computers-Memory Devices—3.2%
Western Digital Corp.	6,763,556	395,262,213
Data Processing/Management—2.4%
Paychex, Inc.	5,357,187	295,716,722
Diversified Manufacturing Operations—3.6%
Eaton Corp. PLC	6,912,575	440,814,908
Electric Products-Misc.—3.4%
Emerson Electric Co.	8,246,274	417,921,166
Engines-Internal Combustion—3.5%
Cummins, Inc.	3,410,997	435,993,637
Machinery-Construction & Mining—3.6%
Caterpillar, Inc.	5,277,645	440,472,252
Medical-Biomedical/ Gene—1.6%
Gilead Sciences, Inc.	2,680,142	197,338,856
Medical-Drugs—7.0%
AbbVie, Inc.	3,940,868	219,821,617
Merck & Co., Inc.	4,288,663	251,830,292
Pfizer, Inc.	12,578,337	398,859,066
		870,510,975
Networking Products—1.6%
Cisco Systems, Inc.	6,459,163	198,167,121
Oil & Gas Drilling—1.8%
Helmerich & Payne, Inc.	3,449,292	217,684,818
Oil Companies-Integrated—6.7%
Chevron Corp.	4,132,746	432,905,144
Exxon Mobil Corp.	4,756,075	396,276,169
		829,181,313
Oil Refining & Marketing—1.1%
Valero Energy Corp.	2,368,459	140,307,511
Security Description	Shares/ Principal Amount	Value (Note 2)
Retail-Apparel/Shoe—8.6%
Coach, Inc.	5,652,267	$202,859,863
Gap, Inc.	15,526,237	428,368,879
L Brands, Inc.	6,000,261	433,158,841
		1,064,387,583
Retail-Consumer Electronics—0.9%
Best Buy Co., Inc.	2,900,908	112,874,330
Retail-Discount—3.4%
Wal-Mart Stores, Inc.	5,998,798	420,035,836
Retail-Regional Department Stores—4.2%
Kohl's Corp.(3)	9,132,676	399,554,575
Macy's, Inc.	3,350,106	122,245,368
		521,799,943
Retail-Restaurants—4.2%
Darden Restaurants, Inc.	1,689,167	109,441,130
McDonald's Corp.	3,635,992	409,303,619
		518,744,749
Semiconductor Equipment—1.3%
KLA-Tencor Corp.	2,221,529	166,859,043
Telephone-Integrated—7.1%
AT&T, Inc.	9,789,036	360,138,634
CenturyLink, Inc.	4,716,921	125,375,760
Verizon Communications, Inc.	8,169,436	392,949,872
		878,464,266
Tobacco—10.5%
Altria Group, Inc.	6,597,284	436,212,418
Philip Morris International, Inc.	4,420,400	426,303,376
Reynolds American, Inc.	7,857,291	432,779,588
		1,295,295,382
Total Long-Term Investment Securities (cost $11,536,546,687)		12,292,758,478
SHORT-TERM INVESTMENT SECURITIES—1.4%
U.S. Government Agencies—1.2%
Federal Home Loan Bank Disc. Notes 0.04% due 11/01/2016	$150,000,000	150,000,000
U.S. Government Treasuries—0.2%
United States Treasury Bills 0.25% due 11/03/2016	20,000,000	19,999,900
0.27% due 11/03/2016	10,000,000	9,999,950
		29,999,850
Total Short-Term Investment Securities (cost $179,999,572)		179,999,850

Focused Dividend Strategy Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2016 — (continued)

Security Description	Principal Amount	Value (Note 2)
REPURCHASE AGREEMENTS—0.2%
State Street Bank and Trust Co. Joint Repurchase Agreement(1) (cost $25,586,000)	$25,586,000	$25,586,000
TOTAL INVESTMENTS (cost $11,742,132,259)(2)	100.9%	12,498,344,328
Liabilities in excess of other assets	(0.9)	(115,853,694)
NET ASSETS —	100.0%	$12,382,490,634

(1) See Note 2 for Joint Repurchase Agreements.

(2) See Note 6 for cost of investments on a tax basis.

(3) See Note 5.

The following is a summary of the inputs used to value the Portfolio's net assets as of October 31, 2016 (see Note 2):

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$12,292,758,478	$—	$—	$12,292,758,478
Short-Term Investment Securities	—	179,999,850	—	179,999,850
Repurchase Agreements	—	25,586,000	—	25,586,000
Total Investments at Value	$12,292,758,478	$205,585,850	$—	$12,498,344,328

* For a detailed presentation of investments, please refer to the Portfolio of Investments.

The Portfolio's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

SunAmerica Strategic Value Portfolio

PORTFOLIO PROFILE — October 31, 2016 — (unaudited)

Industry Allocation*
Electric-Integrated	6.0%
Medical-Drugs	5.8
Oil Companies-Integrated	4.4
Aerospace/Defense	4.0
Investment Management/Advisor Services	3.9
Telephone-Integrated	3.8
Diversified Manufacturing Operations	3.4
Enterprise Software/Service	3.2
Cosmetics & Toiletries	3.0
Electronic Components-Semiconductors	2.9
Oil & Gas Drilling	2.8
Chemicals-Diversified	2.5
Applications Software	2.5
Diversified Banking Institutions	2.4
Retail-Discount	2.2
Computer Services	2.2
Banks-Super Regional	2.1
Networking Products	2.0
Insurance-Multi-line	2.0
Auto/Truck Parts & Equipment-Original	2.0
Finance-Other Services	1.9
Insurance-Property/Casualty	1.8
Medical Labs & Testing Services	1.7
Oil Refining & Marketing	1.6
Real Estate Management/Services	1.5
Insurance Brokers	1.2
Internet Security	1.2
Retail-Drug Store	1.1
Electric Products-Misc.	1.1
Engineering/R&D Services	1.1
Multimedia	1.0
Insurance-Life/Health	1.0
Insurance-Reinsurance	1.0
Oil-Field Services	0.9
Medical-Hospitals	0.9
Semiconductor Components-Integrated Circuits	0.9
Aerospace/Defense-Equipment	0.8
Computers-Memory Devices	0.8
Oil Companies-Exploration & Production	0.8
Electronics-Military	0.8
Machine Tools & Related Products	0.7
Medical-HMO	0.7
Cable/Satellite TV	0.7
Tools-Hand Held	0.7
Pharmacy Services	0.7
Beverages-Wine/Spirits	0.7
Tobacco	0.7
Environmental Consulting & Engineering	0.7
Electronic Security Devices	0.6
Diagnostic Equipment	0.6
Dialysis Centers	0.6
Food-Misc./Diversified	0.6
Medical-Outpatient/Home Medical	0.6
Commercial Services-Finance	0.6
Motion Pictures & Services	0.6
Banks-Commercial	0.5
Food-Meat Products	0.5
Electronic Components-Misc.	0.5
Retail-Catalog Shopping	0.5
Rubber-Tires	0.5
Building-Heavy Construction	0.5
Repurchase Agreements	0.4%
Medical-Biomedical/Gene	0.4
Airlines	0.3
100.1%

* Calculated as a percentage of net assets

SunAmerica Strategic Value Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2016

Security Description	Shares	Value (Note 2)
COMMON STOCKS—99.7%
Aerospace/Defense—4.0%
General Dynamics Corp.	21,164	$3,190,261
National Presto Industries, Inc.	11,599	1,012,013
Northrop Grumman Corp.	10,937	2,504,573
Raytheon Co.	17,469	2,386,440
		9,093,287
Aerospace/Defense-Equipment—0.8%
United Technologies Corp.	18,475	1,888,145
Airlines—0.3%
JetBlue Airways Corp.†	41,715	729,178
Applications Software—2.5%
Microsoft Corp.	94,411	5,657,107
Auto/Truck Parts & Equipment- Original—2.0%
Adient PLC†	3,642	165,748
Allison Transmission Holdings, Inc.	39,559	1,158,683
Cooper-Standard Holding, Inc.†	12,423	1,133,847
Lear Corp.	16,227	1,992,351
		4,450,629
Banks-Commercial—0.5%
Regions Financial Corp.	115,451	1,236,480
Banks-Super Regional—2.1%
PNC Financial Services Group, Inc.	14,030	1,341,268
Wells Fargo & Co.	75,389	3,468,648
		4,809,916
Beverages-Wine/Spirits—0.7%
Brown-Forman Corp., Class B	33,109	1,528,643
Building-Heavy Construction—0.5%
Chicago Bridge & Iron Co. NV	32,936	1,054,611
Cable/Satellite TV—0.7%
Comcast Corp., Class A	26,066	1,611,400
Chemicals-Diversified—2.5%
Dow Chemical Co.	107,707	5,795,714
Commercial Services-Finance—0.6%
H&R Block, Inc.	58,720	1,348,798
Computer Services—2.2%
International Business Machines Corp.	26,204	4,027,293
Leidos Holdings, Inc.	21,849	908,263
		4,935,556
Computers-Memory Devices—0.8%
NetApp, Inc.	54,914	1,863,781
Cosmetics & Toiletries—3.0%
Procter & Gamble Co.	77,286	6,708,425
Diagnostic Equipment—0.6%
Abbott Laboratories	35,250	1,383,210
Dialysis Centers—0.6%
DaVita, Inc.†	23,523	1,378,918
Security Description	Shares	Value (Note 2)
Diversified Banking Institutions—2.4%
Bank of America Corp.	129,583	$2,138,119
JPMorgan Chase & Co.	47,400	3,282,924
		5,421,043
Diversified Manufacturing Operations—3.4%
Crane Co.	27,558	1,874,220
Eaton Corp. PLC	19,523	1,244,982
Ingersoll-Rand PLC	22,564	1,518,331
Parker-Hannifin Corp.	24,770	3,040,517
		7,678,050
Electric Products-Misc.—1.1%
Emerson Electric Co.	49,207	2,493,811
Electric-Integrated—6.0%
AES Corp.	91,550	1,077,543
Exelon Corp.	48,189	1,641,799
FirstEnergy Corp.	35,567	1,219,592
Portland General Electric Co.	78,023	3,404,924
Public Service Enterprise Group, Inc.	100,895	4,245,662
Southern Co.	24,210	1,248,510
Xcel Energy, Inc.	22,106	918,504
		13,756,534
Electronic Components-Misc.—0.5%
AVX Corp.	84,341	1,182,461
Electronic Components- Semiconductors—2.9%
Intel Corp.	190,412	6,639,666
Electronic Security Devices—0.6%
Johnson Controls International PLC	36,427	1,468,737
Electronics-Military—0.8%
L-3 Communications Holdings, Inc.	13,057	1,788,026
Engineering/R&D Services—1.1%
Jacobs Engineering Group, Inc.†	29,418	1,517,381
KBR, Inc.	60,503	896,049
		2,413,430
Enterprise Software/Service—3.2%
CA, Inc.	103,770	3,189,890
Oracle Corp.	105,148	4,039,786
		7,229,676
Environmental Consulting & Engineering—0.7%
Tetra Tech, Inc.	38,923	1,496,589
Finance-Other Services—1.9%
CME Group, Inc.	25,843	2,586,885
Nasdaq, Inc.	28,557	1,826,791
		4,413,676
Food-Meat Products—0.5%
Tyson Foods, Inc., Class A	16,935	1,199,845

SunAmerica Strategic Value Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2016 — (continued)

Security Description	Shares	Value (Note 2)
Food-Misc./Diversified—0.6%
Campbell Soup Co.	25,300	$1,374,802
Insurance Brokers—1.2%
Marsh & McLennan Cos., Inc.	43,475	2,755,880
Insurance-Life/Health—1.0%
Aflac, Inc.	14,963	1,030,502
Prudential Financial, Inc.	14,285	1,211,225
		2,241,727
Insurance-Multi-line—2.0%
Chubb, Ltd.	36,290	4,608,830
Insurance-Property/Casualty—1.8%
Mercury General Corp.	31,843	1,734,488
Progressive Corp.	39,889	1,256,903
Travelers Cos., Inc.	10,541	1,140,325
		4,131,716
Insurance-Reinsurance—1.0%
Endurance Specialty Holdings, Ltd.	23,801	2,188,502
Internet Security—1.2%
Symantec Corp.	108,692	2,720,561
Investment Management/Advisor Services—3.9%
Franklin Resources, Inc.	197,303	6,641,219
Legg Mason, Inc.	78,319	2,249,322
		8,890,541
Machine Tools & Related Products—0.7%
Lincoln Electric Holdings, Inc.	25,199	1,658,850
Medical Labs & Testing Services—1.7%
Quintiles IMS Holdings, Inc.†	52,834	3,790,311
Medical-Biomedical/Gene—0.4%
PDL BioPharma, Inc.	292,054	940,414
Medical-Drugs—5.8%
Johnson & Johnson	91,955	10,665,860
Merck & Co., Inc.	44,057	2,587,027
		13,252,887
Medical-HMO—0.7%
Anthem, Inc.	13,492	1,644,135
Medical-Hospitals—0.9%
HCA Holdings, Inc.†	27,104	2,074,269
Medical-Outpatient/Home Medical—0.6%
Amsurg Corp.†	22,928	1,369,948
Motion Pictures & Services—0.6%
Dolby Laboratories, Inc., Class A	26,867	1,278,601
Multimedia—1.0%
Time Warner, Inc.	25,643	2,281,971
Networking Products—2.0%
Cisco Systems, Inc.	150,565	4,619,334
Security Description	Shares	Value (Note 2)
Oil & Gas Drilling—2.8%
Atwood Oceanics, Inc.	152,669	$1,164,865
Diamond Offshore Drilling, Inc.	67,051	1,105,671
Ensco PLC, Class A	274,262	2,144,729
Noble Corp. PLC	403,062	1,991,126
		6,406,391
Oil Companies-Exploration & Production—0.8%
Bill Barrett Corp.†	348,040	1,806,328
California Resources Corp.†	671	6,884
		1,813,212
Oil Companies-Integrated—4.4%
Exxon Mobil Corp.	120,657	10,053,141
Oil Refining & Marketing—1.6%
Phillips 66	29,550	2,397,982
Valero Energy Corp.	22,487	1,332,130
		3,730,112
Oil-Field Services—0.9%
Schlumberger, Ltd.	27,254	2,132,080
Pharmacy Services—0.7%
Express Scripts Holding Co.†	22,850	1,540,090
Real Estate Management/ Services—1.5%
Jones Lang LaSalle, Inc.	15,857	1,535,751
RE/MAX Holdings, Inc., Class A	43,776	1,902,067
		3,437,818
Retail-Catalog Shopping—0.5%
Liberty Interactive Corp. QVC Group, Class A†	59,069	1,092,186
Retail-Discount—2.2%
Target Corp.	22,958	1,577,904
Wal-Mart Stores, Inc.	49,912	3,494,838
		5,072,742
Retail-Drug Store—1.1%
CVS Health Corp.	11,010	925,941
Walgreens Boots Alliance, Inc.	19,061	1,576,917
		2,502,858
Rubber-Tires—0.5%
Goodyear Tire & Rubber Co.	36,579	1,061,888
Semiconductor Components- Integrated Circuits—0.9%
QUALCOMM, Inc.	28,032	1,926,359
Telephone-Integrated—3.8%
AT&T, Inc.	70,416	2,590,604
Verizon Communications, Inc.	125,807	6,051,317
		8,641,921
Tobacco—0.7%
Altria Group, Inc.	22,966	1,518,512
Tools-Hand Held—0.7%
Stanley Black & Decker, Inc.	13,637	1,552,436
Total Long-Term Investment Securities (cost $216,467,224)		226,960,367

SunAmerica Strategic Value Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2016 — (continued)

Security Description	Principal Amount	Value (Note 2)
REPURCHASE AGREEMENTS—0.4%
State Street Bank and Trust Co. Joint Repurchase Agreement(1) (cost $1,000,000)	$1,000,000	$1,000,000
TOTAL INVESTMENTS (cost $217,467,224)(2)	100.1%	227,960,367
Liabilities in excess of other assets	(0.1)	(199,414)
NET ASSETS —	100.0%	$227,760,953

† Non-income producing security

(1) See Note 2 for details of Joint Repurchase Agreements.

(2) See Note 6 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Portfolio's net assets as of October 31, 2016 (see Note 2):

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$226,960,367	$—	$—	$226,960,367
Repurchase Agreements	—	1,000,000	—	1,000,000
Total Investments at Value	$226,960,367	$1,000,000	$—	$227,960,367

* For a detailed presentation of investments, please refer to the Portfolio of Investments.

The Portfolio's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

SunAmerica Select Dividend Growth Portfolio

PORTFOLIO PROFILE — October 31, 2016 — (unaudited)

Industry Allocation*
Chemicals-Diversified	5.3%
Retail-Regional Department Stores	5.2
Insurance-Property/Casualty	5.1
Commercial Services-Finance	4.9
Agricultural Chemicals	4.7
Investment Management/Advisor Services	4.3
Retail-Major Department Stores	3.0
Retail-Consumer Electronics	2.9
Retail-Automobile	2.8
Human Resources	2.8
Semiconductor Components-Integrated Circuits	2.8
Retail-Apparel/Shoe	2.8
Diversified Manufacturing Operations	2.7
Aerospace/Defense	2.7
Engines-Internal Combustion	2.6
Retail-Restaurants	2.6
Computers	2.6
Industrial Automated/Robotic	2.6
Oil Refining & Marketing	2.6
Retail-Catalog Shopping	2.6
Networking Products	2.5
Transport-Services	2.5
Resorts/Theme Parks	2.5
Advertising Agencies	2.4
Computer Services	2.4
Housewares	2.4
Transport-Rail	2.4
Hotels/Motels	2.3
Retail-Discount	2.3
Enterprise Software/Service	2.3
Apparel Manufacturers	2.2
Retail-Mail Order	2.2
Finance-Investment Banker/Broker	2.1
Recreational Vehicles	2.0
100.1%

* Calculated as a percentage of net assets

SunAmerica Select Dividend Growth Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2016

Security Description	Shares	Value (Note 2)
COMMON STOCKS—100.1%
Advertising Agencies—2.4%
Omnicom Group, Inc.	12,453	$993,998
Aerospace/Defense—2.7%
Boeing Co.	7,706	1,097,566
Agricultural Chemicals—4.7%
CF Industries Holdings, Inc.	41,733	1,002,009
Mosaic Co.	38,146	897,576
		1,899,585
Apparel Manufacturers—2.2%
VF Corp.	16,498	894,357
Chemicals-Diversified—5.3%
Dow Chemical Co.	19,191	1,032,668
Eastman Chemical Co.	15,790	1,135,459
		2,168,127
Commercial Services- Finance—4.9%
H&R Block, Inc.	42,826	983,713
Western Union Co.	50,838	1,020,319
		2,004,032
Computer Services—2.4%
International Business Machines Corp.	6,383	981,003
Computers—2.6%
HP, Inc.	73,886	1,070,608
Diversified Manufacturing Operations—2.7%
Parker-Hannifin Corp.	9,019	1,107,082
Engines-Internal Combustion—2.6%
Cummins, Inc.	8,431	1,077,650
Enterprise Software/Service—2.3%
CA, Inc.	29,889	918,788
Finance-Investment Banker/ Broker—2.1%
Lazard, Ltd., Class A	23,018	839,236
Hotels/Motels—2.3%
Wyndham Worldwide Corp.	14,503	954,878
Housewares—2.4%
Tupperware Brands Corp.	16,435	978,211
Human Resources—2.8%
ManpowerGroup, Inc.	14,841	1,139,789
Industrial Automated/ Robotic—2.6%
Rockwell Automation, Inc.	8,861	1,060,839
Insurance-Property/ Casualty—5.1%
AmTrust Financial Services, Inc.	43,148	1,138,676
First American Financial Corp.	24,634	962,204
		2,100,880
Security Description	Shares	Value (Note 2)
Investment Management/Advisor Services—4.3%
Legg Mason, Inc.	30,635	$879,837
T. Rowe Price Group, Inc.	13,896	889,483
		1,769,320
Networking Products—2.5%
Cisco Systems, Inc.	33,736	1,035,020
Oil Refining & Marketing—2.6%
HollyFrontier Corp.	41,834	1,043,758
Recreational Vehicles—2.0%
Polaris Industries, Inc.	10,430	799,042
Resort/Theme Parks—2.5%
Six Flags Entertainment Corp.	18,265	1,016,447
Retail-Apparel/Shoe—2.8%
Gap, Inc.	40,823	1,126,307
Retail-Automobile—2.8%
Penske Automotive Group, Inc.	25,996	1,163,321
Retail-Catalog Shopping—2.6%
MSC Industrial Direct Co., Inc., Class A	14,329	1,043,151
Retail-Consumer Electronics—2.9%
Best Buy Co., Inc.	30,653	1,192,708
Retail-Discount—2.3%
Target Corp.	13,673	939,745
Retail-Mail Order—2.2%
Williams-Sonoma, Inc.	19,045	880,260
Retail-Major Department Stores—3.0%
Nordstrom, Inc.	23,286	1,210,872
Retail-Regional Department Stores—5.2%
Kohl's Corp.	24,765	1,083,469
Macy's, Inc.	28,714	1,047,774
		2,131,243
Retail-Restaurants—2.6%
Brinker International, Inc.	21,849	1,075,845
Semiconductor Components- Integrated Circuits—2.8%
QUALCOMM, Inc.	16,459	1,131,063
Transport-Rail—2.4%
Union Pacific Corp.	11,093	978,181
Transport-Services—2.5%
United Parcel Service, Inc., Class B	9,528	1,026,737
TOTAL INVESTMENTS (cost $41,404,533)(1)	100.1%	40,849,649
Liabilities in excess of other assets	(0.1)	(26,070)
NET ASSETS —	100.0%	$40,823,579

(1) See Note 6 for cost of investments on a tax basis.

SunAmerica Select Dividend Growth Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2016 — (continued)

The following is a summary of the inputs used to value the Portfolio's net assets as of October 31, 2016 (see Note 2):

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$40,849,649	$—	$—	$40,849,649

* For a detailed presentation of investments, please refer to the Portfolio of Investments.

The Portfolio's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS — October 31, 2016

Note 1.  Organization

SunAmerica Series, Inc. (the "Fund"), is an open-end management investment company organized as a Maryland corporation on July 3, 1996. The Fund is managed by SunAmerica Asset Management, LLC (the "Adviser" or "SunAmerica"). The Fund consists of six separate series, five of which are included in this report and are currently offered for sale (each a "Portfolio" and collectively, the "Portfolios"). With respect to the SunAmerica Multi-Asset Allocation Portfolio and SunAmerica Active Allocation Portfolio, each of these Portfolios has a principal investment technique to invest in a combination of affiliated SunAmerica funds as described below (collectively, the "Underlying Funds").

Effective July 1, 2016, the name of the Focused Multi-Asset Strategy Portfolio and Focused Balanced Strategy Portfolio changed to "SunAmerica Multi-Asset Allocation Portfolio" and "SunAmerica Active Allocation Portfolio," respectively.

The investment goals and principal investment techniques for each of the Portfolios are as follows:

SunAmerica Multi-Asset Allocation Portfolio seeks growth of capital through allocation of assets among a combination of SunAmerica funds that invest in equity and fixed income securities. The Portfolio may also invest in the SunAmerica Commodity Strategy Fund, SunAmerica Global Trends Fund and the SunAmerica Income Explorer Fund. In addition, the Portfolio may invest in any other affiliated SunAmerica fund, including the SunAmerica Government Money Market Fund. The Portfolio may also invest in exchange-traded funds ("ETFs"), although the portfolio manager will generally only invest in ETFs to obtain exposure to a particular asset class when there is no SunAmerica fund option available.

SunAmerica Active Allocation Portfolio seeks growth of capital and conservation of principal through allocation of assets among a combination of SunAmerica funds that invest in equity and fixed income securities. The Portfolio may also invest in the SunAmerica Commodity Strategy Fund, SunAmerica Global Trends Fund and the SunAmerica Income Explorer Fund. In addition, the Portfolio may invest in any other affiliated SunAmerica fund, including the SunAmerica Government Money Market Fund. The Portfolio may also invest in ETFs, although the portfolio manager will generally only invest in ETFs to obtain exposure to a particular asset class when there is no SunAmerica fund option available.

Focused Dividend Strategy Portfolio seeks total return (including capital appreciation and current income) by employing a "buy and hold" strategy with up to thirty high dividend yielding equity securities selected annually from the Dow Jones Industrial Average and the broader market. At least 80% of the Portfolio's net assets, plus any borrowing for investment purposes, will be invested in dividend yielding equity securities.

SunAmerica Strategic Value Portfolio seeks long-term growth of capital by employing a "buy and hold" strategy with approximately 100 securities selected annually from the Russell 3000 Value Index.

SunAmerica Select Dividend Growth Portfolio seeks capital appreciation, and secondarily, current income by employing a "buy and hold" strategy with up to forty dividend paying equity securities selected annually from the Russell 1000® Index. At least 80% of the Portfolio's net assets, plus any borrowing for investment purposes, will be invested in dividend paying equity securities.

The SunAmerica Asset Allocation Strategy Portfolios: SunAmerica Multi-Asset Allocation and SunAmerica Active Allocation, ("Strategy Portfolios") invest in various SunAmerica funds, some of which are not presented in this report. Additional information on the Underlying Funds is available at our website, www.safunds.com.

The Portfolios are diversified as defined by the Investment Company Act of 1940, as amended, (the "1940 Act").

Classes of Shares: Each Portfolio offers multiple classes of shares. The classes within each Portfolio are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

Class A shares—  Offered at net asset value per share plus an initial sales charge. Additionally, purchases of Class A shares of $1,000,000 or more will be purchased at net asset value but will be subject to a contingent deferred sales charge on redemptions made within two years of purchase.

NOTES TO FINANCIAL STATEMENTS — October 31, 2016 — (continued)

Class B shares—  Offered at net asset value per share without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class B shares will convert automatically to Class A shares approximately eight years after purchase and at such time will be subject to the lower distribution fee applicable to Class A shares.

Class C shares—  Offered at net asset value per share without an initial sales charge and may be subject to a contingent deferred sales charge on redemptions made within 12 months of purchase.

Class I shares—  Offered at net asset value per share. The class is offered exclusively for sale to certain institutions.

Class W shares—  Offered at net asset value per share. The class is offered exclusively through advisory fee-based programs sponsored by certain financial intermediaries and other programs.

As of the close of business on December 2, 2014, Class B shares of the SunAmerica Strategy Value Portfolio were no longer offered to new or existing shareholders. As of the close of business on January 27, 2015, all outstanding Class B shares of the SunAmerica Strategic Value Portfolio converted to Class A shares.

Each class of shares bears the same voting, dividend, liquidation and other rights and conditions, except as may otherwise be provided in the Fund's registration statement. Class A, Class B and Class C shares each make distribution and account maintenance fee payments under the distribution plans pursuant to Rule 12b-1 under the 1940 Act, except that Class B and Class C shares are subject to higher distribution fee rates. There are no distribution or account maintenance fee payments applicable to Class I or Class W. For the Strategy Portfolios, only Class B shares and Class C shares make distribution fee payments.

Indemnification: Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, pursuant to Indemnification Agreements between the Fund and each of the current directors who is not an "interested person," as defined in Section 2(a)(19) of the 1940 Act, of the Fund (collectively, the "Disinterested Directors"), the Fund provides the Disinterested Directors with a limited indemnification against liabilities arising out of the performance of their duties to the Fund, whether such liabilities are asserted during or after their service as directors. In addition, in the normal course of business, the Fund enters into contracts that contain the obligation to indemnify others. The Fund's maximum exposure under these arrangements is unknown. Currently, however, the Fund expects the risk of loss to be remote.

Note 2.  Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be significant. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements:

Security Valuation: In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Portfolios disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. In accordance with GAAP, fair value is defined as the price that the Portfolios would receive upon selling an asset or transferring a liability in a timely transaction to an independent third party in the principal or most advantageous market. GAAP establishes a three-tier hierarchy to provide more transparency around the inputs used to measure fair value and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the

NOTES TO FINANCIAL STATEMENTS — October 31, 2016 — (continued)

reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tiers are as follows:

Level 1 – Unadjusted quoted prices in active markets for identical securities

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board of Directors (the "Board"), etc.)

Level 3 – Significant unobservable inputs (includes inputs that reflect the Portfolios' own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances)

Changes in valuation techniques may result in transfers in or out of an investment's assigned Level within the hierarchy. The methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is recently issued and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The summary of the Portfolios' assets and liabilities classified in the fair value hierarchy as of October 31, 2016, is reported on a schedule following each Portfolio's Portfolio of Investments.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded and are generally categorized as Level 1. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the New York Stock Exchange ("NYSE"), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one exchange, the Portfolios use the exchange that is the primary market for the security. Such securities are generally categorized as Level 1. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Portfolio's shares, and the Portfolio may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on the review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Portfolios may also fair value securities in other situations, for example, when a particular foreign market is closed but a Portfolio is open. For foreign equity securities and foreign equity futures contracts, the Portfolios use an outside pricing service to provide it with closing market prices and information used for adjusting those prices, and when so adjusted, such securities and futures are generally categorized as Level 2.

NOTES TO FINANCIAL STATEMENTS — October 31, 2016 — (continued)

Bonds, debentures, and other debt securities are valued at evaluated bid prices obtained for the day of valuation from a Board-approved pricing service, and are generally categorized as Level 2. The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, maturity date, option adjusted spread models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a price is unavailable form a Board-approved pricing service, the securities may be priced at the mean of two independent quotes obtained from brokers.

Investments in registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Registered investment companies are generally categorized as Level 1.

Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) which is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or over-the-counter market, and are generally categorized as Level 1 or Level 2.

The Board is responsible for the share valuation process and has adopted policies and procedures (the "PRC Procedures") for valuing the securities and other assets held by the Portfolios, including procedures for the fair valuation of securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee, which is responsible for, among other things, making certain determinations in connection with the Fund's fair valuation procedures. Securities for which market quotations are not readily available or the values of which may be significantly impacted by the occurrence of developments or significant events are generally categorized as Level 3. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

Master Agreements: The Portfolios have entered into Master Repurchase Agreements ("Master Agreements") with certain counterparties that govern repurchase agreement transactions. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements and events of default. Collateral can be in the form of cash or securities as agreed to by the Portfolios and applicable counterparty. The Master Agreements typically specify certain standard termination events, such as failure of a party to pay or deliver, credit support defaults and other events of default. Upon the occurrence of an event of default, the other party may elect to terminate early and cause settlement of all repurchase agreement transactions outstanding pursuant to a particular Master Agreement, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolios' counterparties to elect early termination could cause the Portfolios to accelerate the payment of liabilities. Typically, the Master Agreement will permit a single net payment in the event of default. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. As of October 31, 2016, the repurchase agreements held by the Portfolios are subject to master netting agreements. See each Portfolio's Portfolio of Investments and Notes to Financial Statements for more information about a Portfolio's holdings in repurchase agreements.

Repurchase Agreements: The Portfolios, along with other affiliated registered investment companies, pursuant to procedures adopted by the Board and applicable guidance from the Securities and Exchange Commission ("SEC"), may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repurchase agreements and joint repurchase agreements, the Portfolios' custodian takes possession of the collateral pledged for investments in such repurchase agreements ("repo" or collectively "repos"). The underlying collateral is valued daily on a mark to market basis, plus

NOTES TO FINANCIAL STATEMENTS — October 31, 2016 — (continued)

accrued interest to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by a Portfolio may be delayed or limited.

As of October 31, 2016, the following Portfolios held an undivided interest in a joint repurchase agreement with State Street Bank and Trust Co.:

Portfolio	Percentage Ownership	Principal Amount
Focused Dividend Strategy	18.50%	$25,586,000
SunAmerica Strategic Value	0.72	1,000,000

As of such date, the repurchase agreement in that joint account and the collateral thereof were as follows:

State Street Bank and Trust Co., dated October 31, 2016, bearing interest at a rate of 0.01% per annum, with a principal amount of $138,275,000, a repurchase price of $138,275,038 and a maturity date of November 1, 2016. The repurchase agreement is collateralized by the following:

Type of Collateral	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Notes	3.50%	05/15/2020	$96,440,000	$105,916,291
U.S. Treasury Bonds	7.88	02/15/2021	1,950,000	2,521,124
U.S. Treasury Bonds	8.75	05/15/2020	25,000,000	32,606,150

Securities Transactions, Investment Income, Expenses, Dividends and Distributions to Shareholders: Security transactions are recorded on a trade date basis. Realized gains and losses on the sale of investments are calculated on the identified cost basis. Interest income is accrued daily from settlement date except when collection is not expected. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as the Portfolio is informed after the ex-dividend date. Distributions received from a Portfolio's investments in U.S. real estate investment trusts ("REITS") often include a "return of capital" which is recorded as a reduction to the cost basis of the securities held. The Strategy Portfolios invest in a combination of SunAmerica Mutual Funds including funds investing in fixed income securities. Distributions from income from Underlying Funds, if any, are recorded to income on ex-dividend date. Distributions from net realized capital gains from Underlying Funds, if any, are recorded to realized gains on the ex-dividend date. For financial statement purposes, the Portfolios amortize all premiums and accrete all discounts on fixed income securities. Portfolios which earn foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest, dividends, and capital gains from the sale of foreign securities at various rates.

Net investment income, expenses other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for current capital share activity of the respective class).

Expenses common to all Portfolios are allocated among the Portfolios based upon relative net assets or other appropriate allocation methods. In all other respects, expenses are charged to each Portfolio as incurred on a specific identification basis. For the Strategy Portfolios, the expenses included in the accompanying financial statements reflect the expenses of the Strategy Portfolios and do not include indirect expenses borne by each Strategy Portfolio in connection with its investment in the Underlying Funds.

NOTES TO FINANCIAL STATEMENTS — October 31, 2016 — (continued)

Dividends from net investment income, if any, are normally paid quarterly for the SunAmerica Active Allocation Portfolio, Focused Dividend Strategy Portfolio, and SunAmerica Select Dividend Growth Portfolio. All other Portfolios pay annually. Capital gain distributions, if any, are paid annually. Each of the Portfolios reserves the right to declare and pay dividends less frequently than disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually. The Portfolios record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts at fiscal year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Net assets are not affected by these reclassifications.

Each Portfolio is considered a separate entity for tax purposes and intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and distribute all of its taxable income, including any net capital gains on investments, to its shareholders. Each Portfolio also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise tax provision is required.

The Portfolios recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed each Portfolio's tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2013-2015 or expected to be taken in each Portfolio's 2016 tax return. The Portfolios are not aware of any tax provisions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Portfolios file U.S. federal and certain state income tax returns. With few exceptions, the Portfolios are no longer subject to U.S. federal and state tax examinations by tax authorities for tax returns ending before 2013.

Foreign Currency Translation: The books and records of the Portfolios are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.

The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the period.

Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities located in the Statements of Operations include realized foreign exchange gains and losses from currency gains or losses between the trade and the settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolios' books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to the other assets and liabilities arising as a result of changes in the exchange rates and realized gains and losses on forward foreign currency contracts.

Note 3.  Investment Advisory and Management Agreement, Distribution Agreement and Service Agreements

The Fund, on behalf of each Portfolio, has entered into an Investment Advisory and Management Agreement (the "Agreement") with SunAmerica. Under the Agreement, SunAmerica provides continuous supervision of the respective Portfolios and administers their corporate affairs, subject to general review by the Board. In connection therewith, SunAmerica furnishes the Fund with office facilities, maintains certain of the Fund's books and records, and pays for the salaries and expenses of all personnel, including officers of the Fund who are employees of SunAmerica and its

NOTES TO FINANCIAL STATEMENTS — October 31, 2016 — (continued)

affiliates. The annual rate of the investment advisory and management fee payable by each Portfolio to SunAmerica as full compensation for services and facilities furnished to the Fund is as follows:

Portfolio	Percentage
SunAmerica Multi-Asset Allocation	0.10%
SunAmerica Active Allocation	0.10%
Focused Dividend Strategy	0.60% on the first $1.5 billion
0.50% on the next $1.5 billion
0.40% on assets over $3 billion
SunAmerica Strategic Value	0.75%
SunAmerica Select Dividend Growth	0.75%

SunAmerica contractually agreed to waive fees and/or reimburse expenses, if necessary, to keep annual operating expenses at or below the following percentages of each Portfolio's average daily net assets. For the purposes of waived fee and/or reimbursed expense calculations, annual fund operating expenses shall not include extraordinary expenses (i.e., expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes, governmental fees and other expenses not incurred in the ordinary course of the Portfolios' business. The contractual expense waivers and fee reimbursements will continue in effect indefinitely, unless terminated by the Board, including a majority of the Disinterested Directors.

Portfolio	Percentage
SunAmerica Strategic Value Class A	1.72%
SunAmerica Strategic Value Class C	2.37%
SunAmerica Select Dividend Growth Class A	1.72%
SunAmerica Select Dividend Growth Class C	2.37%
SunAmerica Select Dividend Growth Class W	1.52%

Further, SunAmerica is voluntarily waiving fees and/or reimbursing expenses, if necessary, for the Strategy Portfolios, so that the annual operating expenses for the following classes do not exceed the amounts set forth below. For the purposes of waived fee and/or reimbursed expense calculations, annual fund operating expenses do not include extraordinary expenses (i.e., expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes, governmental fees and other expenses not incurred in the ordinary course of the Portfolios' business. The voluntary fee waivers and/or expense reimbursements may be terminated at any time at the option of SunAmerica.

Portfolio	Percentage
SunAmerica Multi-Asset Allocation Class A	0.25%
SunAmerica Multi-Asset Allocation Class B	0.90%
SunAmerica Multi-Asset Allocation Class C	0.90%
SunAmerica Multi-Asset Allocation Class I	0.25%
SunAmerica Active Allocation Class A	0.25%
SunAmerica Active Allocation Class B	0.90%
SunAmerica Active Allocation Class C	0.90%
SunAmerica Active Allocation Class I	0.25%

NOTES TO FINANCIAL STATEMENTS — October 31, 2016 — (continued)

For the year ended October 31, 2016, pursuant to the contractual and voluntary expense limitations in the above tables, SunAmerica has waived and/or reimbursed expenses as follows:

Portfolio	Class Specific Expenses Reimbursed
SunAmerica Multi-Asset Allocation Class B	$2,571
SunAmerica Multi-Asset Allocation Class I	4,013
SunAmerica Active Allocation Class B	17,684
SunAmerica Active Allocation Class I	7,198
SunAmerica Select Dividend Growth Class C	10,945
SunAmerica Select Dividend Growth Class W	12,060

Any voluntary or contractual waivers and/or reimbursements made by SunAmerica are subject to recoupment from the Portfolios within two years after the occurrence of the waivers and/or reimbursements, provided that the Portfolios are able to effect such payments to SunAmerica and remain in compliance with the expense limitations in effect at the time the waivers and/or reimbursements were made.

For the year ended October 31, 2016, the amounts recouped by SunAmerica were as follows:

Portfolio	Class Specific Expenses Recouped
SunAmerica Multi-Asset Allocation Class B	$2,571
SunAmerica Active Allocation Class B	5,628
SunAmerica Select Dividend Growth Class C	2,739
SunAmerica Select Dividend Growth Class W	2,379

At October 31, 2016, the amount of expenses previously waived and/or reimbursed by SunAmerica that are subject to recoupment and expire during the time period indicated are as follows:

	Class Specific Expenses Reimbursed
Portfolio	October 31, 2017	October 31, 2018
SunAmerica Multi-Asset Allocation Class I	$967	$4,013
SunAmerica Active Allocation Class B	4,591	17,684
SunAmerica Active Allocation Class I	12,589	7,198
SunAmerica Select Dividend Growth Class C	18,217	10,945
SunAmerica Select Dividend Growth Class W	19,553	12,060

The Fund, on behalf of each Portfolio, has entered into a Distribution Agreement with AIG Capital Services, Inc. ("ACS" or the "Distributor"), an affiliate of SunAmerica. Each Portfolio has adopted a Distribution Plan on behalf of each class of shares of the Portfolios (other than Class I and Class W shares of each of the Portfolios and Class A shares of the Strategy Portfolios) (each a "Plan" and collectively, the "Plans"), in accordance with the provisions of Rule 12b-1 under the 1940 Act, hereinafter referred to as the "Class A Plan," "Class B Plan," and "Class C Plan." In adopting the Plans, the Board determined that there was a reasonable likelihood that each such Plan would benefit the Portfolio and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

Under the Class A Plan, Class B Plan, and Class C Plan of each Portfolio other than the Strategy Portfolios, the Distributor receives a distribution fee from a Portfolio at an annual rate of 0.10%, 0.75% and 0.75%, respectively, of average daily net assets of such Portfolio's Class to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. For the Strategy Portfolios, the Distributor receives payments at an annual rate of up to 0.65% of average daily net assets for both Class B and Class C Plans. The distribution costs for which the Distributor may be compensated for include fees paid to broker-dealers that have sold Portfolio shares, commissions and other expenses such as those incurred for sales literature, prospectus

NOTES TO FINANCIAL STATEMENTS — October 31, 2016 — (continued)

printing and distribution and compensation to wholesalers. It is possible that in any given year, the amount paid to the Distributor under each Class's Plan may exceed the Distributor's distribution costs as described above. During the year ended October 31, 2016, ACS waived fees in the amount of $6,860 for the Class A shares of SunAmerica Select Dividend Growth Portfolio. Except for the Strategy Portfolios, the Plans provide that each class of shares of each Portfolio will also pay the Distributor an account maintenance fee up to an annual rate of 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. For the year ended October 31, 2016, ACS received fees, as reflected in the Statement of Operations, based upon the aforementioned rates.

The Fund, on behalf of the Focused Dividend Strategy Portfolio and SunAmerica Select Dividend Growth Portfolio, has entered into an Administrative and Shareholder Services Agreement with ACS, pursuant to which ACS is paid an annual fee of 0.15% of average daily net assets of Class W shares as compensation for providing administrative and shareholder services to Class W shareholders. For the year ended October 31, 2016, ACS earned fees, as reflected in the Statement of Operations, based upon the aforementioned rates.

ACS receives sales charges on each Portfolio's Class A shares, portions of which are reallowed to affiliated broker-dealers and non-affiliated broker-dealers. ACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of each Portfolio's Class A, Class B and Class C shares. ACS has advised the Portfolios that for the year ended October 31, 2016, the proceeds received from sales (and paid out to affiliated and non-affiliated broker-dealers) and redemptions are as follows:

	Class A				Class B	Class C
Portfolio	Sales Charges	Affiliated Broker-dealers	Non-affiliated Broker-dealers	Contingent Deferred Sales Charges	Contingent Deferred Sales Charges	Contingent Deferred Sales Charges
SunAmerica Multi-Asset Allocation	$163,281	$48,274	$90,469	$—	$28,649	$2,009
SunAmerica Active Allocation	151,713	40,809	86,468	3	17,971	2,398
Focused Dividend Strategy	18,640,003	1,167,986	14,717,475	74,612	608,941	455,221
SunAmerica Strategic Value	124,149	38,132	66,448	7	—	2,088
SunAmerica Select Dividend Growth	20,904	5,137	12,084	—	—	202

The Fund, on behalf of each Portfolio, has entered into a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS"), an affiliate of SunAmerica. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Portfolios' transfer agent, State Street Bank and Trust Company, in connection with the services that it offers to the shareholders of the Portfolios. The Service Agreement, pursuant to which SAFS receives a fee from each Portfolio (except the Strategy Portfolios) to compensate SAFS for services rendered based upon an annual rate of 0.22% of average daily net assets, is approved annually by the Board. For the year ended October 31, 2016, the Portfolios incurred the following expenses, which are included in transfer agent fees payable in the Statements of Assets and Liabilities and in transfer agent fees and expenses in the Statement of Operations, to compensate SAFS pursuant to the terms of the Service Agreement.

	Expense				Payable At October 31, 2016
Portfolio	Class A	Class B	Class C	Class W	Class A	Class B	Class C	Class W
Focused Dividend Strategy	$9,880,431	$775,155	$7,211,063	$6,216,396	$911,836	$71,357	$681,950	$653,065
SunAmerica Strategic Value	393,895	—	122,115	—	33,248	—	9,904	—
SunAmerica Select Dividend Growth	95,783	—	2,815	410	7,413	—	221	45

NOTES TO FINANCIAL STATEMENTS — October 31, 2016 — (continued)

Note 4.  Purchases and Sales of Investment Securities

The cost of purchases and proceeds from sales and maturities of long-term investments during the year ended October 31, 2016 were as follows:

	SunAmerica	SunAmerica
	Multi-Asset Allocation Portfolio@	Active Allocation Portfolio@	Focused Dividend Strategy Portfolio	SunAmerica Strategic Value Portfolio	SunAmerica Select Dividend Growth Portfolio
Purchases (excluding U.S. government securities)	$51,414,484	$44,216,457	$8,971,304,682	$130,196,694	$31,265,927
Sales (excluding U.S. government securities)	86,527,164	62,406,413	6,568,061,524	137,252,356	45,588,963
Purchases of U.S. government securities	—	—	—	—	—
Sales of U.S. government securities	—	—	—	—	—

@  See Note 1

Note 5.  Transactions with Affiliates

As disclosed in the Portfolio of Investments, the SunAmerica Multi-Asset Allocation Portfolio and SunAmerica Active Allocation Portfolio owned shares of the Underlying Funds. In addition, the Focused Dividend Strategy Portfolio owned 5% or more of the outstanding voting shares of certain companies listed in the Portfolio of Investments. For the year ended October 31, 2016, transactions in these securities were as follows:

SunAmerica Multi-Asset Allocation

Security	Income	Capital Gain Distribution Received	Market Value at October 31, 2015	Cost of Purchases†	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value at October 31, 2016
SunAmerica Equity Funds, SunAmerica International Dividend Strategy Fund, Class A	$276,668	$—	$10,856,513	$4,312,312	$1,896,516	$(1,074,357)	$1,013,694	$13,211,646
SunAmerica Equity Funds, SunAmerica Japan Fund, Class A	—	427,864	14,629,176	464,718	2,187,251	(768,951)	574,858	12,712,550
SunAmerica Income Funds, SunAmerica Flexible Credit Fund, Class A	540,890	—	7,645,893	7,174,063	1,734,589	(18,438)	324,107	13,391,036
SunAmerica Income Funds, SunAmerica Strategic Bond Fund, Class A	278,480	—	6,198,594	1,495,067	894,403	(67,139)	226,130	6,958,249
SunAmerica Income Funds, SunAmerica U.S. Government Securities Fund, Class A	239,307	—	13,777,913	21,169,970	7,746,146	(494,036)	48,009	26,755,710
SunAmerica Series, Inc., Focused Dividend Strategy Portfolio, Class A	701,753	1,968,146	31,306,599	2,748,550	6,089,920	1,743,060	(3,338,046)	26,370,243
SunAmerica Series, Inc., SunAmerica Select Dividend Growth Portfolio, Class A	483,900	2,831,021	34,402,189	3,393,572	8,589,920	(70,819)	(1,247,394)	27,887,628
SunAmerica Series, Inc., SunAmerica Strategic Value Portfolio, Class A	451,049	—	32,753,854	529,701	5,589,920	1,987,643	(1,959,973)	27,721,305
SunAmerica Specialty Series, SunAmerica Commodity Strategy Fund, Class A	—	—	25,259,488	5,430,620	3,541,888	(1,766,545)	799,097	26,180,772
SunAmerica Specialty Series, SunAmerica Focused Alpha Growth Fund, Class A	—	3,565,252	31,859,805	3,631,546	18,251,375	1,604,083	(5,010,822)	13,833,237
SunAmerica Specialty Series, SunAmerica Focused Alpha Large-Cap Fund, Class A	—	2,879,954	33,216,987	2,946,247	19,051,375	4,156,189	(7,535,263)	13,732,785

NOTES TO FINANCIAL STATEMENTS — October 31, 2016 — (continued)

SunAmerica Multi-Asset Allocation — (continued)

Security	Income	Capital Gain Distribution Received	Market Value at October 31, 2015	Cost of Purchases†	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value at October 31, 2016
SunAmerica Senior Floating Rate Fund, Inc., Class A	$80,475	$—	$—	$7,086,655	$269,272	$2,116	$103,259	$6,922,758
SunAmerica Specialty Series, SunAmerica Global Trends Fund, Class A	—	535,550	13,087,078	3,308,135	1,784,050	(399,618)	(597,223)	13,614,322
SunAmerica Specialty Series, SunAmerica Income Explorer Fund, Class A	656,435	—	13,583,784	2,089,608	3,038,807	(175,510)	794,185	13,253,260
SunAmerica Specialty Series, SunAmerica Small-Cap Fund, Class A	—	2,295,516	29,888,289	3,845,980	5,861,732	223,707	(1,086,330)	27,009,914
	$3,708,957	$14,503,303	$298,466,162	$69,626,744	$86,527,164	$4,881,385	$(16,891,712)	$269,555,415

† Includes reinvestment of distributions paid.

SunAmerica Active Allocation

Security	Income	Capital Gain Distributions Received	Market Value at October 31, 2015	Cost of Purchases†	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value at October 31, 2016
SunAmerica Equity Funds, SunAmerica International Dividend Strategy Fund, Class A	$200,011	$—	$9,587,738	$4,435,766	$4,382,642	$(1,921,187)	$1,741,381	$9,461,056
SunAmerica Equity Funds, SunAmerica Japan Fund, Class A	—	95,280	3,258,997	159,989	428,508	(64,693)	23,946	2,949,731
SunAmerica Income Funds, SunAmerica Flexible Credit Fund, Class A	438,754	—	8,303,919	4,252,530	1,868,510	(42,919)	255,099	10,900,119
SunAmerica Income Funds, SunAmerica Strategic Bond Fund, Class A	603,688	—	15,289,400	2,509,714	6,439,970	(428,577)	786,313	11,716,880
SunAmerica Income Funds, SunAmerica U.S. Government Securities Fund, Class A	194,421	—	11,179,239	13,827,544	5,746,300	(281,400)	76,371	19,055,454
SunAmerica Senior Floating Rate Fund, Inc., Class A	288,636	—	7,208,555	4,938,051	1,270,541	(111,367)	227,011	10,991,709
SunAmerica Series, Inc., Focused Dividend Strategy Portfolio, Class A	307,714	1,054,749	19,366,290	1,649,289	11,014,735	2,745,595	(3,794,086)	8,952,353
SunAmerica Series, Inc., SunAmerica Select Dividend Growth Portfolio, Class A	215,667	1,517,884	16,565,764	2,007,119	7,868,044	(478,757)	(553,391)	9,672,691
SunAmerica Series, Inc., SunAmerica Strategic Value Portfolio, Class A	184,266	—	13,402,205	4,227,602	1,973,051	375,054	(308,460)	15,723,350
SunAmerica Specialty Series, SunAmerica Commodity Strategy Fund, Class A	—	—	—	1,743,939	295,628	(7,468)	56,633	1,497,476
SunAmerica Specialty Series, SunAmerica Focused Alpha Growth Fund, Class A	—	1,537,646	14,305,386	1,795,210	3,195,234	503,152	(2,002,003)	11,406,511
SunAmerica Specialty Series, SunAmerica Focused Alpha Large-Cap Fund, Class A	—	1,611,854	18,653,472	1,889,755	6,290,197	727,584	(2,689,208)	12,291,406
SunAmerica Specialty Series, SunAmerica Global Trends Fund, Class A	—	262,959	5,132,208	6,541,340	1,196,220	(234,164)	(264,772)	9,978,392
SunAmerica Specialty Series, SunAmerica Income Explorer Fund, Class A	203,463	—	3,046,477	2,096,313	2,374,885	(222,857)	450,547	2,995,595
SunAmerica Specialty Series, SunAmerica Small-Cap Fund, Class A	—	1,134,513	16,293,745	1,993,801	8,061,948	85,979	(841,367)	9,470,210
	$2,636,620	$7,214,885	$161,593,395	$54,067,962	$62,406,413	$643,975	$(6,835,986)	$147,062,933

†  Includes reinvestment of distributions paid.

NOTES TO FINANCIAL STATEMENTS — October 31, 2016 — (continued)

Focused Dividend Strategy

Security	Income	Capital Gain Distributions Received	Market Value at October 31, 2015	Cost of Purchases	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value at October 31, 2016
GameStop Corp., Class A	$11,037,377	$—	$336,221,762	$9,328,396	$193,711,474	$(111,540,886)	$(40,297,798)	$—
Kohl's Corp.	14,989,783	—	43,833,048	365,960,683	—	—	(10,239,156)	399,554,575
	$26,027,160	$—	$380,054,810	$375,289,079	$193,711,474	$(111,540,886)	$(50,536,954)	$399,554,575

At October 31, 2016, SunAmerica Multi-Asset Allocation Portfolio and SunAmerica Active Allocation Portfolio owned 5% or more of the outstanding shares of the following Portfolios:

	Holder
Portfolio	SunAmerica Multi-Asset Allocation Portfolio	SunAmerica Active Allocation Portfolio
SunAmerica Strategic Value	11.95%	6.78%
SunAmerica Select Dividend Growth	68.31	23.69

The Strategy Portfolios do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Strategy Portfolios within the set limits across their asset allocations may represent a significant portion of net assets of the Underlying Funds.

Note 6.  Federal Income Taxes

The following details the tax basis of distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales.

	Distributable Earnings			Tax Distributions
	For the year ended October 31, 2016
Portfolio	Ordinary Income	Long-term Gains/ Capital Loss Carryover	Unrealized Appreciation (Depreciation)*	Ordinary Income	Long-Term Capital Gains
SunAmerica Multi-Asset Allocation	$1,677,028	$(90,661,347)	$(10,417,189)	$3,671,437	$—
SunAmerica Active Allocation	273,293	(32,886,094)	(1,938,302)	2,663,185	—
Focused Dividend Strategy	75,631,913	30,379,535	750,772,709	263,987,236	662,369,258
SunAmerica Strategic Value	2,482,651	(69,139,651)	10,146,068	3,124,347	—
SunAmerica Select Dividend Growth	49,574	702,357	(700,806)	883,654	4,480,576

*  Unrealized appreciation (depreciation) includes amounts for derivatives and other assets and liabilities denominated in foreign currency.

	Tax Distributions
	For the year ended October 31, 2015
Portfolio	Ordinary Income	Long-Term Capital Gains
SunAmerica Multi-Asset Allocation	$4,143,828	$—
SunAmerica Active Allocation	2,516,467	—
Focused Dividend Strategy	270,413,283	435,506,981
SunAmerica Strategic Value	2,331,225	—
SunAmerica Select Dividend Growth	1,272,937	—

NOTES TO FINANCIAL STATEMENTS — October 31, 2016 — (continued)

As of October 31, 2016, for Federal income tax purposes, the Portfolios indicated below have capital loss carryforwards, which expire in the year indicated, which are available to offset future capital gains, if any:

Portfolio	Capital Loss Carryforward†		Unlimited†
	2017	2018	ST	LT
SunAmerica Multi-Asset Allocation	$67,749,166	$22,912,181	$—	$—
SunAmerica Active Allocation	32,787,679	98,415	—	—
Focused Dividend Strategy	—	—	—	—
SunAmerica Strategic Value	67,783,289	—	1,356,362	—
SunAmerica Select Dividend Growth	—	—	—	—

†  On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

The Portfolios indicated below, utilized capital loss carryforwards, which offset net taxable gains realized, and had expired capital loss carryforwards in the year ended October 31, 2016.

Portfolio	Capital Loss Carryforward Utilized	Capital Loss Carryforward Expired
SunAmerica Multi-Asset Allocation	$19,360,881	$69,884,906
SunAmerica Active Allocation	7,738,220	5,466,852
Focused Dividend Strategy	—	—
SunAmerica Strategic Value	—	18,529,440
SunAmerica Select Dividend Growth	—	—

For the period ended October 31, 2016, the reclassifications arising from book/tax differences resulted in increases (decreases) that were primarily due to tax treatment of non deductible expenses, capital loss carryforwards expired, distributions received from underlying funds and dividend redesignations to the components of net assets as follows:

Portfolio	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Undistributed Net Realized Gain (Loss)	Capital Paid-in
SunAmerica Multi-Asset Allocation	$1,634,197	$68,250,709	$(69,884,906)
SunAmerica Active Allocation	748,348	4,718,503	(5,466,851)
Focused Dividend Strategy	—	—	—
SunAmerica Strategic Value	—	18,529,441	(18,529,441)
SunAmerica Select Dividend Growth	29,809	(29,809)	—

NOTES TO FINANCIAL STATEMENTS — October 31, 2016 — (continued)

As of October 31, 2016, the amounts of aggregate unrealized gain (loss) and the cost of the investment securities for federal income tax purposes, including short-term securities and repurchase agreements, were as follows:

	SunAmerica Multi-Asset Allocation Portfolio	SunAmerica Active Allocation Portfolio	Focused Dividend Strategy Portfolio	SunAmerica Strategic Value Portfolio	SunAmerica Select Dividend Growth Portfolio
Cost (tax basis)	$279,972,604	$149,001,235	$11,747,571,619	$217,814,299	$41,550,455
Appreciation	8,260,393	2,759,848	856,487,298	23,332,379	1,798,815
Depreciation	(18,677,582)	(4,698,150)	(105,714,589)	(13,186,311)	(2,499,621)
Net unrealized appreciation (depreciation)	$(10,417,189)	$(1,938,302)	$750,772,709	$10,146,068	$(700,806)

Note 7.  Capital Share Transactions

Transactions in capital shares of each class of each series were as follows:

	SunAmerica Multi-Asset Allocation Portfolio#
	Class A				Class B
	For the year ended October 31, 2016		For the year ended October 31, 2015		For the year ended October 31, 2016		For the year ended October 31, 2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	443,024	$6,900,478	450,917	$7,300,763	155,828	$2,395,832	150,263	$2,414,300
Reinvested dividends	157,082	2,406,494	168,143	2,648,258	13,073	200,149	15,480	243,493
Shares redeemed	(1,569,171)	(24,418,191)	(1,938,181)	(31,385,036)	(244,398)	(3,776,610)	(267,176)	(4,306,800)
Net increase (decrease) in shares outstanding before automatic conversion	(969,065)	(15,111,219)	(1,319,121)	(21,436,015)	(75,497)	(1,180,629)	(101,433)	(1,649,007)
Shares issued/ (reacquired) upon automatic conversion	232,263	3,608,849	238,292	3,884,307	(233,095)	(3,608,849)	(239,259)	(3,884,307)
Net increase (decrease)	(736,802)	$(11,502,370)	(1,080,829)	$(17,551,708)	(308,592)	$(4,789,478)	340,692	$(5,533,314)
	SunAmerica Multi-Asset Allocation Portfolio#
	Class C				Class I
	For the year ended October 31, 2016		For the year ended October 31, 2015		For the year ended October 31, 2016		For the year ended October 31, 2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	181,386	$2,784,469	234,132	$3,752,283	1,354	$20,952	1,447	$23,280
Reinvested dividends	51,505	788,025	59,784	939,796	264	4,046	301	4,741
Shares redeemed	(1,111,652)	(17,210,069)	(1,250,219)	(20,089,031)	(5,465)	(86,567)	(887)	(14,419)
Net increase (decrease)	(878,761)	$(13,637,575)	(956,303)	$(15,396,952)	(3,847)	$(61,569)	861	$13,602

#  See Note 1

NOTES TO FINANCIAL STATEMENTS — October 31, 2016 — (continued)

	SunAmerica Active Allocation Portfolio#
	Class A				Class B
	For the year ended October 31, 2016		For the year ended October 31, 2015		For the year ended October 31, 2016		For the year ended October 31, 2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	428,022	$6,478,193	382,308	$5,990,205	137,074	$2,040,435	119,642	$1,856,360
Reinvested dividends	103,210	1,556,929	96,655	1,485,730	13,044	194,582	12,046	182,633
Shares redeemed	(1,001,162)	(14,970,141)	(948,656)	(14,935,952)	(165,870)	(2,461,617)	(219,726)	(3,406,897)
Net increase (decrease) in shares outstanding before automatic conversion	(469,930)	(6,935,019)	(469,693)	(7,460,017)	(15,752)	(226,600)	(88,038)	(1,367,904)
Shares issued/ (reacquired) upon automatic conversion	93,981	1,409,392	82,216	1,301,000	(94,847)	(1,409,392)	(82,992)	(1,301,000)
Net increase (decrease)	(375,949)	$(5,525,627)	(387,477)	$(6,159,017)	(110,599)	$(1,635,992)	(171,030)	$(2,668,904)
	SunAmerica Active Allocation Portfolio#
	Class C				Class I
	For the year ended October 31, 2016		For the year ended October 31, 2015		For the year ended October 31, 2016		For the year ended October 31, 2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	257,915	$3,851,267	285,594	$4,457,100	1,917	$28,957	3,626	$56,822
Reinvested dividends	45,715	685,002	41,254	628,084	672	10,155	620	9,544
Shares redeemed	(821,179)	(12,194,225)	(748,663)	(11,646,318)	(4,650)	(70,225)	(5,384)	(83,416)
Net increase (decrease)	(517,549)	$(7,657,956)	(421,815)	$(6,561,134)	(2,061)	$(31,113)	(1,138)	$(17,050)

#  See Note 1

	Focused Dividend Strategy Portfolio
	Class A				Class B
	For the year ended October 31, 2016		For the year ended October 31, 2015		For the year ended October 31, 2016		For the year ended October 31, 2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	120,065,922	$1,952,736,225	77,487,782	$1,348,595,189	5,032,110	$81,307,544	3,754,905	$64,649,197
Reinvested dividends	21,594,465	337,232,339	16,348,743	269,233,275	1,443,833	22,332,559	1,069,472	17,471,657
Shares redeemed	(90,077,089)	(1,464,600,256)	(63,643,797)	(1,104,339,672)	(2,614,324)	(42,054,523)	(1,772,016)	(30,488,239)
Net increase (decrease) in shares outstanding before automatic conversion	51,583,298	825,368,308	30,192,728	513,488,792	3,861,619	61,585,580	3,052,361	51,632,615
Shares issued/ (reacquired) upon automatic conversion	92,455	1,507,150	99,304	1,739,280	(93,130)	(1,507,150)	(99,956)	(1,739,280)
Net increase (decrease)	51,675,753	$826,875,458	30,292,032	$515,228,072	3,768,489	$60,078,430	2,952,405	$49,893,335

NOTES TO FINANCIAL STATEMENTS — October 31, 2016 — (continued)

	Focused Dividend Strategy Portfolio
	Class C				Class W
	For the year ended October 31, 2016		For the year ended October 31, 2015		For the year ended October 31, 2016		For the year ended October 31, 2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	70,314,811	$1,136,662,472	47,742,374	$823,158,728	120,450,408	$1,961,123,853	62,261,098	$1,081,411,958
Reinvested dividends	12,824,221	198,339,918	8,763,265	143,109,917	10,897,185	170,587,373	6,804,633	112,109,334
Shares redeemed	(35,723,847)	(576,221,838)	(22,836,880)	(393,881,220)	(53,928,145)	(872,366,318)	(36,483,342)	(633,458,633)
Net increase (decrease)	47,415,185	$758,780,552	33,668,759	$572,387,425	77,419,448	$1,259,344,908	32,582,389	$560,062,659

	SunAmerica Strategic Value Portfolio
	Class A				Class B
	For the year ended October 31, 2016		For the year ended October 31, 2015		For the period ended January 27, 2015†
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold#	774,229	$19,745,466	754,644	$19,720,380	10,312	$250,621
Reinvested dividends	100,713	2,492,646	73,938	1,863,968	1,338	31,448
Shares redeemed#	(1,332,449)	(33,727,047)	(952,303)	(24,792,624)	(411,851)	(10,010,949)
Net increase (decrease) in shares outstanding before automatic conversion	(457,507)	(11,488,935)	(123,721)	(3,208,276)	(400,201)	(9,728,880)
Shares issued/ (reacquired) upon automatic conversion	—	—	8,309	221,088	(8,934)	(221,088)
Net increase (decrease)	(457,507)	$(11,488,935)	(115,412)	$(2,987,188)	(409,135)	$(9,949,968)

#  For the year ended October 31, 2015, includes the conversion of 78,382 shares of Class B in the amount of $1,914,878 to 73,004 shares of Class A shares in the amount of $1,914,893 relating to the conversion of Class B shares on January 27, 2015.

†  See Note 1

	Class C
	For the year ended October 31, 2016		For the year ended October 31, 2015
	Shares	Amount	Shares	Amount
Shares sold	496,312	$11,524,072	88,054	$2,123,970
Reinvested dividends	19,329	444,766	12,403	291,104
Shares redeemed	(643,060)	(14,858,937)	(379,823)	(9,190,668)
Net increase (decrease)	(127,419)	$(2,890,099)	(279,366)	$(6,775,594)

NOTES TO FINANCIAL STATEMENTS — October 31, 2016 — (continued)

	SunAmerica Select Dividend Growth Portfolio
	Class A				Class C
	For the year ended October 31, 2016		For the year ended October 31, 2015		For the year ended October 31, 2016		For the year ended October 31, 2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	109,559	$1,567,042	86,757	$1,350,313	61,563	$883,194	105,318	$1,728,957
Reinvested dividends	380,590	5,191,762	80,346	1,260,564	11,017	149,564	563	8,872
Shares redeemed	(1,182,337)	(17,123,312)	(418,090)	(6,716,749)	(81,078)	(1,094,394)	(26,251)	(421,121)
Net increase (decrease)	(692,188)	$(10,364,508)	(250,987)	$(4,105,872)	(8,498)	$(61,636)	79,630	$1,316,708

	Class W
	For the year ended October 31, 2016		For the year ended October 31, 2015
	Shares	Amount	Shares	Amount
Shares sold	9,481	$131,478	—	$—
Reinvested dividends	980	13,426	164	2,574
Shares redeemed	(1,175)	(17,062)	—	—
Net increase (decrease)	9,286	$127,842	164	$2,574

Note 8.  Line of Credit

The Fund, along with certain other funds managed by the Adviser, has access to a $75 million committed unsecured line of credit and a $50 million uncommitted unsecured line of credit. The committed and uncommitted lines of credit are renewable on an annual basis with State Street Bank and Trust Company ("State Street"), the Fund's custodian. Interest is currently payable on the committed line of credit at the higher of the Federal Funds Rate (but not less than zero) plus 125 basis points or the One-Month London Interbank Offered Rate (but not less than zero) plus 125 basis points and State Street's discretionary bid rate on the uncommitted line of credit. The Fund, on behalf of each of the Portfolios, has paid State Street for its own account, such Portfolio's ratable portion of an upfront fee in an amount equal to $100,000 in the aggregate for the committed and uncommitted lines of credit and the committed line of credit made available by State Street to certain other funds managed by the Adviser, which are also party to the uncommitted line of credit. The $100,000 upfront fee is inclusive of a closing fee of 5 basis points on the uncommitted line of credit. There is also a commitment fee of 25 basis points per annum on the daily unused portion of the committed line of credit. Borrowings under the line of credit will commence when the respective Portfolio's cash shortfall exceeds $100,000. For the year ended October 31, 2016, the following Portfolios had borrowings:

Portfolio	Days Outstanding	Interest Charges	Average Debt Utilized	Weighted Average Interest
Focused Dividend Strategy	7	$8,409	$26,272,790	1.66%
SunAmerica Strategic Value	7	318	967,230	1.70
SunAmerica Select Dividend Growth	16	710	1,001,217	1.66

At October 31, 2016, there were no borrowings outstanding.

NOTES TO FINANCIAL STATEMENTS — October 31, 2016 — (continued)

Note 9.  Interfund Lending Agreement

Pursuant to the exemptive relief granted by the SEC, the Portfolios are permitted to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating Portfolios to borrow money from and lend money to each other for temporary or emergency purposes. An interfund loan will be made under this facility only if the participating Portfolios receive a more favorable interest rate than would otherwise be available from a typical bank for a comparable transaction. For the year ended October 31, 2016, none of the Portfolios participated in this program.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of SunAmerica Series, Inc. and Shareholders of SunAmerica Multi-Asset Allocation Portfolio (formerly, Focused Multi-Asset Strategy Portfolio), SunAmerica Active Allocation Portfolio (formerly, Focused Balanced Strategy Portfolio), Focused Dividend Strategy Portfolio, SunAmerica Strategic Value Portfolio, and SunAmerica Select Dividend Growth Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SunAmerica Multi-Asset Allocation (formerly, Focused Multi-Asset Strategy Portfolio), SunAmerica Active Allocation (formerly, Focused Balanced Strategy Portfolio), Focused Dividend Strategy Portfolio, SunAmerica Strategic Value Portfolio, and SunAmerica Select Dividend Growth Portfolio (five of the six portfolios of SunAmerica Series, Inc., the "Fund") as of October 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian, transfer agent, and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion expressed above.

PricewaterhouseCoopers LLP

Houston, Texas
December 28, 2016

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT — (unaudited)

Approval of the Investment Advisory and Management Agreement

The Board of Directors (the "Board" the members of which are referred to as "Directors") of SunAmerica Series, Inc. (the "Corporation"), including the Directors who are not "interested persons," as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Directors"), of the Corporation or its separate series (each, a "Portfolio," and collectively, the "Portfolios"), SunAmerica Asset Management, LLC ("SunAmerica") approved the continuation of the Investment Advisory and Management Agreement between the Corporation, on behalf of the Portfolios, and SunAmerica (the "Advisory Agreement") for a one-year period ending June 30, 2017 at an in-person meeting held on June 7-8, 2016 (the "Meeting"). The Corporation currently consists of the following six separate Portfolios: Focused Balanced Strategy Portfolio, Focused Dividend Strategy Portfolio, Focused Dividend Strategy II Portfolio1, Focused Multi-Asset Strategy Portfolio, SunAmerica Strategic Value Portfolio, SunAmerica Select Dividend Growth Portfolio.

In accordance with Section 15(c) of the 1940 Act, the Board requested, and SunAmerica provided, materials relating to the Board's consideration of whether to approve the continuation of the Advisory Agreement. These materials included, among other things: (a) a summary of the services provided to the Portfolios by SunAmerica and its affiliates; (b) information independently compiled and prepared by Broadridge Financial Solutions, Inc. ("Broadridge"), an independent third-party provider of mutual fund data, on fees and expenses of the Portfolios and the investment performance of the Portfolios as compared with a peer group of funds, along with fee and performance data with respect to the Portfolios and any other mutual funds or other accounts advised by SunAmerica with similar investment objectives and/or strategies, as applicable; (c) information on the profitability of SunAmerica and its affiliates, and a discussion relating to indirect benefits; (d) information relating to economies of scale; (e) information about SunAmerica's general compliance policies and procedures and the services it provides to the Portfolios; (f) information about SunAmerica's risk management processes; (g) information regarding brokerage and soft dollar practices; and (h) information about the key personnel of SunAmerica and its affiliates that are involved in the investment management, administration, compliance and risk management activities with respect to the Portfolios, as well as current and projected staffing levels and compensation practices.

In determining whether to approve the continuation of the Advisory Agreement, the Board, including the Independent Directors, considered at the Meeting, and from time to time as appropriate, factors that it deemed relevant, including the following information:

Nature, Extent and Quality of Services Provided by SunAmerica.

The Board, including the Independent Directors, considered the nature, extent and quality of services provided by SunAmerica. The Board noted that the services include acting as investment manager and adviser to the Portfolios, managing the daily business affairs of the Portfolios, and obtaining and evaluating economic, statistical and financial information to formulate and implement investment policies. Additionally, the Board observed that SunAmerica provides office space, bookkeeping, accounting, legal, compliance, clerical and administrative services, and has authorized its officers and employees, if elected, to serve as officers or directors of the Corporation without compensation. The Board also noted that SunAmerica is responsible for monitoring and reviewing the activities of affiliated and unaffiliated third-party service providers. In addition to the quality of the advisory services provided by SunAmerica, the Board considered the quality of the administrative and other services provided by SunAmerica to the Portfolios pursuant to the Advisory Agreement.

1  Focused Dividend Strategy II Portfolio is covered by a separate shareholder report.

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT — (unaudited) (continued)

In connection with the services provided by SunAmerica, the Board analyzed the structure and duties of SunAmerica's fund administration, accounting, operations, legal and compliance departments and concluded that they were adequate to meet the needs of the Portfolios. The Board also reviewed the personnel responsible for providing advisory services to the Portfolios and other key personnel of SunAmerica, in addition to current and projected staffing levels and compensation practices. The Board concluded, based on its experience and interaction with SunAmerica, that: (i) SunAmerica would continue to be able, to retain quality investment and other personnel; (ii) SunAmerica has exhibited a high level of diligence and attention to detail in carrying out its advisory and other responsibilities; (iii) SunAmerica has been responsive to requests of the Board; and (iv) SunAmerica has kept the Board apprised of developments relating to the Portfolios and the industry in general. The Board concluded that the nature and extent of services provided under the Advisory Agreement were reasonable and appropriate in relation to the management fee and that the quality of services continues to be high.

The Board also considered SunAmerica's reputation and long-standing relationship with the Portfolios and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of types of mutual funds and shareholder services. The Board considered SunAmerica's experience in providing management and investment advisory and administrative services to advisory clients and noted that as of March 31, 2016, SunAmerica managed, advised and/or administered approximately $79.5 billion in assets. In addition, the Board considered SunAmerica's code of ethics and its commitment to compliance generally and with respect to its management and administration of the Portfolios. The Board also considered SunAmerica's risk management processes. The Board further observed that SunAmerica has developed internal procedures for monitoring compliance with the investment objectives, policies and restrictions of the Portfolios as set forth in the Portfolios' prospectuses. The Board also reviewed SunAmerica's compliance and regulatory history and noted that there were no material legal, regulatory or compliance issues that would potentially impact SunAmerica from effectively serving as the investment adviser to the Portfolios.

Investment Performance.

The Board, including the Independent Directors, also considered the investment performance of SunAmerica with respect to the Portfolios. In connection with its review, the Board received and reviewed information regarding the investment performance of the Portfolios as compared to each Portfolio's peer universe ("Peer Universe") and/or peer group ("Peer Group") as independently determined by Broadridge and to an appropriate index or combination of indices, including the Portfolio's benchmarks. The Board was provided with a description of the methodology used by Broadridge to select the funds in the Peer Groups and Peer Universes.

The Board noted that performance information was for the periods ended March 31, 2016. The Board also noted that it regularly reviews the performance of the Portfolios throughout the year. The Board further noted that, while it monitors performance of the Portfolios closely, it generally attaches more importance to performance over relatively long periods of time, typically three to five years.

Balanced Strategy Portfolio. The Board considered that the Portfolio's performance was below the median of its Peer Group for the one-year period and above the median of its Peer Group for the three- and five-year periods. The Board also considered that the Portfolio's performance was below the median of its Peer Universe for the one- and five-year periods and above the median of its Peer Universe for the three-year period. The Board further considered that the Portfolio underperformed its Broadridge Index for the one- and five-year periods and outperformed its Broadridge Index for the three-year period. The Board noted management's discussion of the Portfolio's performance, including the fact that management proposed a name change and corresponding changes to the principal investment strategies of the Fund. The Board concluded that the Portfolio's overall performance was satisfactory.

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT — (unaudited) (continued)

Dividend Strategy Portfolio. The Board considered that the Portfolio's performance was above the median of its Peer Group and Peer Universe for the one-, three- and five-year periods and further noted that the Portfolio was in the first quintile of its Peer Group and Peer Universe for the one-, three- and five-year periods. The Board also considered that the Portfolio outperformed its Broadridge Index for the one-, three- and five-year periods. The Board concluded that the Portfolio's performance was satisfactory.

Multi-Asset Strategy Portfolio. The Board considered that the Portfolio's performance was below the median of its Peer Group for the one- and five-year periods and above the median of its Peer Group for the three-year period. The Board further considered that the Portfolio's performance was below the median of its Peer Universe for the one-, three- and five-year periods. The Board also considered that the Portfolio underperformed its Broadridge Index for the one-, three- and five-year periods. The Board noted management's discussion of the Portfolio's performance, including the fact that management proposed a name change and corresponding changes to the principal investment strategies of the Fund. The Board concluded that the Portfolio's performance was being addressed.

SunAmerica Strategic Value Portfolio. The Board considered that the Portfolio's performance was above the median of its Peer Group and Peer Universe for the one-, three- and five-year periods and further noted that the Portfolio was in the first quintile of its Peer Group and Peer Universe for the one-, three- and five- year periods. The Board further considered that the Portfolio outperformed its Broadridge Index for the one-, three- and five- year periods. The Board concluded that the Portfolio's performance was satisfactory.

SunAmerica Select Dividend Growth Portfolio. The Board considered that performance information was limited with respect to the Portfolio since its inception on May 2, 2014. The Board noted that the Portfolio's performance was below the median of its Peer Group and Peer Universe for the one-year period. The Board further considered that the Portfolio underperformed its Broadridge Index for the one-year period. The Board considered that the Portfolio's performance was satisfactory in view of its limited performance history.

Consideration of the Management Fees and Subadvisory Fees and the Cost of the Services and Profits to be Realized by the Adviser and its Affiliates from the Relationship with the Portfolios.

The Board, including the Independent Directors, received and reviewed information regarding the fees to be paid by the Portfolios to SunAmerica pursuant to the Advisory Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by SunAmerica or its affiliates in connection with providing such services to the Portfolios.

To assist in analyzing the reasonableness of the management fee for each of the Portfolios, the Board received reports independently prepared by Broadridge. The reports showed comparative fee information for each Portfolio's Peer Group and/or Peer Universe, as determined by Broadridge, including rankings within each category. In considering the reasonableness of the management fee to be paid by each Portfolio to SunAmerica, the Board reviewed a number of expense comparisons, including: (i) contractual and actual management fees and (ii) actual total operating expenses. In considering each Portfolio's total operating expenses, the Board analyzed the level of fee waivers and expense reimbursements and the net expense caps contractually agreed upon by SunAmerica with respect to certain classes of the SunAmerica Strategic Value Portfolio and SunAmerica Select Dividend Growth Portfolio. The Board also considered the voluntary fee waivers and/or expense reimbursements being made by SunAmerica with respect to the Focused Balanced Strategy Portfolio and the Focused Multi-Asset Strategy Portfolio (collectively, the "Focused Strategy Portfolios"). The Board further considered that, unlike the funds in the Peer Group and Peer Universe, the fee waivers and/or reimbursements being made by SunAmerica with respect to the Portfolios are only reflected in the total expenses category of the Broadridge reports, rather than also being reflected as specific management fee waivers in the actual management fees category of the Broadridge reports. As a result, the Board took into account

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT — (unaudited) (continued)

that the actual management fees presented by Broadridge for the funds in the Peer Group and Peer Universe may appear lower on a relative basis. The Board also considered the various expense components of the Portfolios and compared each Portfolio's net expense ratio (taking into account the contractual fee caps) to those of other funds within its Peer Group and/or Peer Universe as a guide to help assess the reasonableness of each Portfolio's management fee. The Board acknowledged that it was difficult to make precise comparisons with other funds in the Peer Groups and Peer Universes since the exact nature of services provided under the various fund agreements is often not apparent. The Board noted, however, that the comparative fee information provided by Broadridge as a whole was useful in assessing whether SunAmerica was providing services at a cost that was competitive with other, similar funds.

The Board also considered the management fees received by SunAmerica with respect to other mutual funds and accounts with similar investment strategies to the Portfolios, as applicable. The Board noted that certain of the mutual funds identified as similar to certain of the Portfolios are sold only in the variable annuity market and, accordingly, are in different Broadridge classifications, with peer groups consisting of funds underlying variable insurance products. The Board further noted that SunAmerica serves as subadviser to certain of these similar mutual funds and observed that the services SunAmerica provides as subadviser are much more limited in scope than in its role as investment manager and adviser to the Portfolios. The Board then noted the management fees paid by the Portfolios were reasonable as compared to the fees SunAmerica was receiving from other mutual funds and accounts for which it serves as adviser or subadviser.

Balanced Strategy Portfolio. The Board considered that the Portfolio's actual management fees were above the median of its Peer Group and its Peer Universe. The Board also considered that the Portfolio's total expenses were above the median of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Portfolio's expenses.

Dividend Strategy Portfolio. The Board considered that the Dividend Strategy Portfolio's actual management fees were below the median of its Peer Group and Peer Universe. The Board also considered that the Portfolio's total expenses were above the median of its Peer Group and below the median of its Peer Universe. The Board noted management's discussion regarding the Portfolio's expenses.

Multi-Asset Strategy Portfolio. The Board considered that the Portfolio's actual management fees were above the median of its Peer Group and Peer Universe. The Board also considered that the Portfolio's total expenses were above the median of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Portfolio's expenses.

SunAmerica Strategic Value Portfolio. The Board considered that the Portfolio's actual management fees were above the median of its Peer Group and Peer Universe. The Board also considered that the Portfolio's total expenses were above the median of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Portfolio's expenses.

SunAmerica Select Dividend Growth Portfolio. The Board considered that the Portfolio's actual management fees were above the median of its Peer Group and Peer Universe. The Board also considered that the Portfolio's total expenses were above the median of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Portfolio's expenses.

Profitability.

The Board also considered SunAmerica's profitability and the benefits SunAmerica and its affiliates received from their relationship with the Portfolios. The Board received and reviewed financial statements relating to SunAmerica's

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT — (unaudited) (continued)

financial condition and profitability with respect to the services it provides the Portfolios and considered how profit margins could affect SunAmerica's ability to attract and retain high quality investment professionals and other key personnel. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by SunAmerica and its affiliates that provide services to the Portfolios on a Portfolio by Portfolio basis. In particular, the Board considered the contractual and voluntary fee waivers and/or expense reimbursements agreed to by SunAmerica.

The Board considered the profitability of SunAmerica under the Advisory Agreement and considered the profitability of SunAmerica's affiliates under the Rule 12b-1 Plans, Service Agreements, and Administrative and Shareholder Services Agreements. Additionally, the Board considered whether SunAmerica and its affiliates received any indirect benefits from the relationship with the Portfolios. Specifically, the Board observed that AIG Federal Savings Bank, an affiliate of SunAmerica, serves as custodian with respect to certain shareholder retirement accounts that are administered by SunAmerica and receives a fee payable by the qualifying shareholders. The Board further considered whether there were any collateral or "fall-out" benefits that SunAmerica and its affiliates may derive as a result of their relationship with the Portfolios. The Board noted that SunAmerica believes that any such benefits are de minimis and do not impact the reasonableness of the management fees.

The Board concluded that SunAmerica had the financial resources necessary to perform its obligations under the Advisory Agreement and to continue to provide the Portfolios with the high quality services that it had provided in the past. The Board further concluded that the management fees payable by the Portfolios under the Advisory Agreement were reasonable in light of the factors discussed above.

Economies of Scale.

The Board, including the Independent Directors, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Portfolios. The Board considered that as a result of being part of the SunAmerica fund complex, the Portfolios share common resources and may share certain expenses, and if the size of the complex increases, each fund could incur lower expenses than they otherwise would achieve as stand-alone entities. The Board further noted that, with respect to the SunAmerica Strategic Value Portfolio and the SunAmerica Select Dividend Growth Portfolio, SunAmerica has agreed to contractually cap the total annual operating expenses of certain classes of the Portfolios, at certain levels. The Board also noted that with respect to the Focused Strategy Portfolios, SunAmerica has agreed to voluntarily cap the total annual operating expenses of certain classes of the Portfolios, at certain levels. The Board observed that those expense caps benefited shareholders by limiting total fees even in the absence of breakpoints or economies of scale. The Board concluded that the Portfolios' management fee structure was reasonable and that it would continue to review fees in connection with the renewal of the Advisory Agreement, including whether the implementation of breakpoints would be appropriate in the future due to an increase in asset size or otherwise.

Other Factors.

In consideration of the Advisory Agreement and the Board also received information regarding SunAmerica's brokerage and soft dollar practices. The Board considered that SunAmerica is responsible for decisions to buy and sell securities for the Portfolios, selection of broker-dealers and negotiation of commission rates. The Board noted that it receives reports from SunAmerica and from an independent third party which included information on brokerage commissions and execution throughout the year. The Board also considered the benefits SunAmerica derives (or potentially would derive) from its soft dollar arrangements, including arrangements under which brokers provide brokerage and/or research services to SunAmerica in return for allocating brokerage.

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT — (unaudited) (continued)

Conclusion.

After a full and complete discussion, the Board approved the Advisory Agreement for a one-year period ending June 30, 2017. Based upon their evaluation of all these factors in their totality, the Board, including the Independent Directors, was satisfied that the terms of the Advisory Agreement and were fair and reasonable and in the best interests of the respective Portfolios and the Portfolios' shareholders. In arriving at a decision to approve the Advisory Agreement the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and each Independent Director may have attributed different weights to different factors. The Independent Directors were also assisted by the advice of independent legal counsel in making this determination.

DIRECTOR AND OFFICER INFORMATION — October 31, 2016 — (unaudited)

The following table contains basic information regarding the Directors and Officers that oversee operations of the Portfolios and other investment companies within the Fund complex.

Name, Address and Age*	Position Held With SunAmerica Complex	Term of Office and Length of Time Served(4)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships Held by Director(2)
Disinterested Directors
Dr. Judith L. Craven Age: 70	Director	2001-present	Retired.	77	Director, Sysco Corp. (1996 to present); Director, Luby's, Inc. (1998 to present).
William F. Devin Age: 77	Director	2001-present	Retired.	77	None
Richard W. Grant Age: 70	Director Chairman of the Board	2011-present	Retired. Prior to that, Attorney and partner at Morgan Lewis & Bockius LLP (1989 to 2011).	28	None
Stephen J. Gutman Age: 73	Director	1986-present	Senior Vice President and Associate Broker, The Corcoran Group (real estate) (2002 to present); President and Member of Managing Directors, Beau Brummel Soho LLC (licensing of menswear specialty retailing and other activities) (1995 to 2009); President, SJG Marketing, Inc. (2009 to present).	28	None
Interested Director
Peter A. Harbeck(3) Age: 62	Director	1995-present	President, CEO and Director, SunAmerica (1995 to present); Director, AIG Capital Services, Inc. ("ACS") (1993 to present).	140	None

DIRECTOR AND OFFICER INFORMATION — October 31, 2016 — (unaudited) (continued)

Name, Address and Age*	Position Held With SunAmerica Complex	Term of Office and Length of Time Served(4)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships Held by Director(2)
Officers
John T. Genoy Age: 48	President	2007-present	Chief Financial Officer, SunAmerica (2002 to present); Senior Vice President, SunAmerica (2003 to present); Chief Operating Officer, SunAmerica (2006 to present).	N/A	N/A
Gregory R. Kingston Age: 50	Treasurer	2014-present	Vice President, SunAmerica (2001 to present); Head of Mutual Fund Administration, SunAmerica (2014 to present).	N/A	N/A
Gregory N. Bressler Age: 50	Secretary	2005-present	Senior Vice President and General Counsel, SunAmerica (2005 to present).	N/A	N/A
James Nichols Age: 50	Vice President	2006-present	Director, President and CEO, ACS (2006 to present); Senior Vice President, SunAmerica (2002 to present).	N/A	N/A
Kara Murphy Age: 43	Vice President	2014-present	Director of Research, SunAmerica (2007 to 2013); Chief Investment Officer, SunAmerica (2013 to present).	N/A	N/A
Donna McManus Age: 55	Vice President and Assistant Treasurer	2014-present	Managing Director, BNY Mellon (2009 to 2014); Vice President, SunAmerica (2014 to present).	N/A	N/A
Shawn Parry Age: 44	Vice President and Assistant Treasurer	2014-present	Assistant Vice President, SunAmerica (2005 to 2014); Vice President, SunAmerica (2014 to present).	N/A	N/A
Kathleen D. Fuentes Age: 47	Chief Legal Officer and Assistant Secretary	2013-present	Vice President and Deputy General Counsel, SunAmerica (2006 to present).	N/A	N/A

DIRECTOR AND OFFICER INFORMATION — October 31, 2016 — (unaudited) (continued)

Name, Address and Age*	Position Held With SunAmerica Complex	Term of Office and Length of Time Served(4)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships Held by Director(2)
Matthew J. Hackethal Age: 44	Acting Chief Compliance Officer; Anti-Money Laundering Compliance Officer	2006-present	Acting Chief Compliance Officer (2016-present). Chief Compliance Officer, SunAmerica (2006 to present).	N/A	N/A

*  The business address for each Director is the Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

(1)  The "Fund Complex" means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of the Adviser. The "Fund Complex" includes the Fund (6 funds), SunAmerica Money Market Funds, Inc. (1 fund), SunAmerica Equity Funds (2 funds), SunAmerica Income Funds (3 funds), Anchor Series Trust (8 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (43 portfolios), VALIC Company I (34 portfolios), VALIC Company II (15 funds), Seasons Series Trust (20 portfolios) and SunAmerica Specialty Series (7 funds).

(2)  Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e. "public companies") or other investment companies registered under the Investment Company Act of 1940.

(3)  Interested Director, as defined within the Investment Company Act of 1940, because he or she is an officer and a director of the Adviser and a director of the principal underwriter of the Fund.

(4)  Directors serve until their successors are duly elected and qualified. Each officer will hold office for an indefinite term, until the date he or she resigns or retires or until his/her successor is duly elected and qualifies.

Additional information concerning the Directors is contained in the Statement of Additional Information which is available, without charge, by calling (800) 858-8850.

SHAREHOLDER TAX INFORMATION — (unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon each

Portfolio's income and distributions for the taxable year ended October 31, 2016. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2016. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to shareholders in early 2017.

Portfolio	Net Long-Term Capital Gains
SunAmerica Multi-Asset Allocation	$—
SunAmerica Active Allocation	—
Focused Dividend Strategy	662,369,258
SunAmerica Strategic Value	—
SunAmerica Select Dividend Growth	4,480,592

For the year ended October 31, 2016, the percentage of the dividends paid from ordinary income for the following portfolios qualified for the 70% dividends received deductions for corporations.

Portfolio	Percentage
SunAmerica Multi-Asset Allocation	49.42%
SunAmerica Active Allocation	31.95
Focused Dividend Strategy	100.00
SunAmerica Strategic Value	100.00
SunAmerica Select Dividend Growth	100.00

The SunAmerica Multi-Asset Allocation Portfolio and SunAmerica Active Allocation Portfolio intend to make an election under the Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes passed through to the shareholders for the fiscal year ended October 31, 2016, were $52,852 and $27,995 respectively. The gross foreign source income for the information reporting is $558,157 and $278,805 respectively.

For the year ended October 31, 2016, certain dividends paid by the following Portfolios may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Of the distributions paid during the fiscal year, the following represents the maximum amount that may be considered qualified dividend income:

Portfolio	Amount
SunAmerica Multi-Asset Allocation	$3,671,437
SunAmerica Active Allocation	2,663,185
Focused Dividend Strategy	263,987,236
SunAmerica Strategic Value	3,124,347
SunAmerica Select Dividend Growth	883,638

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited)

As required by the Securities and Exchange Commission, the graphs on the following pages compare the performance of a $10,000 investment in the Portfolios to a similar investment in an index or indices. Please note that "inception," as used herein, reflects the date on which a specific class of a Portfolio commenced operations. It is important to note that the Portfolios are professionally managed mutual funds, while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only. The graphs present the performance of the largest class of that particular Portfolio. The performance of the other classes will vary based upon the differences in sales charges and fees assessed to shareholders of that class.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

SunAmerica Multi-Asset Allocation Portfolio Class A shares returned 2.33% (before maximum sales charge) for the 12 months ended October 31, 2016. The Portfolio underperformed its primary benchmark, the Russell 3000 Index,* a broad measure of the U.S. equities asset class, which returned 4.24% for the same period. The Portfolio also underperformed a blended benchmark ("Blended Index"), comprised 55% of the Russell 3000 Index, 10% of the MSCI ACWI ex-U.S. (Net),* 25% of the Bloomberg Barclays U.S. Universal Index* and 10% of the Bloomberg Commodity Index,* which returned 3.55%.

The Portfolio allocates its assets among a combination of underlying SunAmerica Funds. Accordingly, the key indicators of performance are underlying fund performance and asset allocation, rather than individual security or sector selection.

The Adviser will generally allocate approximately 10% of the Portfolio among ten individual asset classes through investments in the underlying SunAmerica Funds. Effective July 1, 2016, the allocation to domestic equities was decreased from 60% to 50%, while the allocation to fixed income was increased to 20% from 10%. The Portfolio's fixed income allocation was then comprised of approximately 10% each in underlying funds invested primarily in corporate bonds and government securities. The allocations to alternative strategies and global strategies remained at approximately 10% each. As of October 31, 2016, the Portfolio's domestic equity allocation was balanced among large-cap, multi-cap and small-cap market capitalizations as well as among growth, blend and value styles. International equity exposure was split approximately evenly between an international fund focused on dividend yield and a fund focused on investments in Japan. Fixed income assets were distributed among a variety of bond sectors, including government securities, investment grade corporate bonds and high yield corporate bonds. The global strategies investments were allocated between the SunAmerica Income Explorer Fund and the SunAmerica Global Trends Fund. The Portfolio's exposure to alternative strategies was through the SunAmerica Commodity Strategy Fund.

During the annual period, the primary source of underperformance relative to the benchmark was underlying fund performance. The Portfolio's allocations to the SunAmerica Strategic Value Fund, SunAmerica Focused Alpha Large-Cap Fund and SunAmerica Global Trends Fund each significantly underperformed their respective benchmarks. However, these detractors were partially offset by the outperformance of other funds versus their respective benchmarks, notably the SunAmerica Income Explorer Fund and the SunAmerica Select Dividend Growth Portfolio, which contributed positively.

Asset allocation was not a significant factor during the annual period. The Portfolio benefited from its exposure to credit-oriented fixed income sectors, Japan and value-oriented equities. Underweights to international equities and alternative strategies also added value relative to the Blended Index. However, positions in U.S. government securities and growth-oriented equities and an underweight to fixed income relative to the Blended Index detracted from results.

Past performance is no guarantee of future results.

*  The Russell 3000 Index contains the largest 3,000 companies incorporated in the United States and its territories. The companies are ranked by decreasing total market capitalization. The MSCI ACWI ex-U.S. (Net) is a free float-adjusted market capitalization-weighted index designed to provide a broad measure of the global equity market performance of 44 global developed and emerging markets throughout the world, excluding the U.S. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Bloomberg Barclays U.S. Universal Index is an index covering USD-denominated, taxable bonds that are rated either investment grade or high-yield. The Bloomberg Commodity Index is a broadly diversified index made up of 22 exchange-traded futures on physical commodities weighted to account for economic significance and market liquidity. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current portfolio construction. The Portfolio will indirectly bear its proportionate share of the management fees and other expenses paid by the underlying funds in which it invests. Asset allocation does not assure a profit or protect against a decline in a down market.

Shareholders should carefully consider the investment objectives, risks, charges and expenses of the Portfolio's underlying fund investments before investing. This and other important information is contained in the Prospectuses of the underlying funds, which can be obtained from your financial adviser or from the SunAmerica Sales Desk at 800-858-8850, ext. 6003. Read the Prospectus carefully before investing.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Over the past ten years, $10,000 invested in SunAmerica Multi-Asset Allocation Portfolio Class A shares would be valued at $12,272. The same amount invested in securities mirroring the performance of the Russell 3000 Index** would be valued at $19,230.

	Class A		Class B		Class C		Class I
SunAmerica Multi-Asset Allocation Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	-3.58%	2.33%	-2.35%	1.65%	0.67%	1.67%	2.25%	2.25%
5 year return	4.06%	29.51%	4.26%	25.20%	4.64%	25.44%	5.25%	29.14%
10 year return	2.07%	30.22%	2.13%	23.47%	2.02%	22.19%	N/A	N/A
Since Inception*	5.02%	110.49%	5.07%	99.62%	4.79%	92.44%	5.01%	29.05%

#  For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Portfolio. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 11/08/02; Class B 11/08/02; Class C 11/08/02; Class I 08/15/11.

**  The Russell 3000 Index contains the largest 3,000 companies incorporated in the United States and its territories. The companies are ranked by decreasing total market capitalization. Indices are not managed and an investor cannot invest directly into an index.

For the 12 month period ended October 31, 2016, the SunAmerica Multi-Asset Allocation Portfolio Class A returned (3.58)% compared to 4.24% for the Russell 3000 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at safunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

SunAmerica Active Allocation Portfolio Class A shares returned 2.59% (before maximum sales charge) for the 12 months ended October 31, 2016. The Portfolio underperformed its primary benchmark, the Russell 3000 Index,* a broad measure of the U.S. equities asset class, which returned 4.24%. The Portfolio also underperformed a blended benchmark (the "Blended Index"), comprised 50% of the Russell 3000 Index, 10% of the MSCI ACWI ex-U.S. (Net)* and 40% of the Bloomberg Barclays U.S. Universal Index,* which returned 4.31%.

The Portfolio allocates its assets among a combination of underlying SunAmerica Funds. Accordingly, the key indicators of performance are underlying fund performance and asset allocation, rather than individual security or sector selection.

During the annual period, the Portfolio reduced its exposure to equities, increased its exposure to fixed income and global strategies and initiated a small position in alternative strategies. The majority of the Portfolio's equity allocation was to funds that invest primarily in the United States, although this exposure was reduced during the annual period as valuations increased. The global strategies allocation was increased via additional investments in the SunAmerica Global Trends Fund. Within the Portfolio's fixed income allocation, positions in the SunAmerica Senior Floating Rate Fund and the SunAmerica Flexible Credit Fund were increased to gain more exposure to high yield and senior floating rate loans. A greater allocation to the SunAmerica U.S. Government Securities Fund was made to increase the Portfolio's exposure to high quality fixed income securities.

During the annual period, the primary driver of underperformance relative to the benchmark was underlying fund performance. The Portfolio's allocations to the SunAmerica Strategic Value Fund, SunAmerica Global Trends Fund and SunAmerica Focused Alpha Large-Cap Fund each significantly underperformed their respective benchmarks. However, these detractors were partially offset by the outperformance of other funds versus their respective benchmarks, notably the SunAmerica Income Explorer Fund and the SunAmerica Select Dividend Growth Portfolio.

Asset allocation was not a significant factor during the annual period. The Portfolio benefited from its exposure to credit-oriented fixed income sectors, Japan and value-oriented equities. However, an overweight to equities broadly and an underweight to fixed income overall relative to the Blended Index detracted from results.

Past performance is no guarantee of future results.

*  The Russell 3000 Index contains the largest 3,000 companies incorporated in the United States and its territories. The companies are ranked by decreasing total market capitalization. The MSCI ACWI ex-U.S. (Net) is a free float-adjusted market capitalization-weighted index designed to provide a broad measure of the global equity market performance of 44 global developed and emerging markets throughout the world, excluding the U.S. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Bloomberg Barclays U.S. Universal Index is an index covering USD-denominated, taxable bonds that are rated either investment grade or high-yield. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current portfolio construction. The Portfolio will indirectly bear its proportionate share of the management fees and other expenses paid by the underlying funds in which it invests. Asset allocation does not assure a profit or protect against a decline in a down market.

Shareholders should carefully consider the investment objectives, risks, charges and expenses of the Portfolio's underlying fund investments before investing. This and other important information is contained in the Prospectuses of the underlying funds, which can be obtained from your financial adviser or from the SunAmerica Sales Desk at 800-858-8850, ext. 6003. Read the Prospectus carefully before investing.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Over the past ten years, $10,000 invested in SunAmerica Active Allocation Portfolio Class A shares would be valued at $13,170. The same amount invested in securities mirroring the performance of the Russell 3000 Index** would be valued at $19,230.

	Class A		Class B		Class C		Class I
SunAmerica Active Allocation Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	-3.30%	2.59%	-2.02%	1.98%	1.01%	2.01%	2.57%	2.57%
5 year return	4.99%	35.36%	5.21%	30.93%	5.57%	31.13%	6.21%	35.18%
10 year return	2.79%	39.73%	2.86%	32.55%	2.75%	31.15%	3.41%	39.85%
Since Inception*	4.98%	109.31%	5.03%	98.58%	4.76%	91.67%	4.02%	64.89%

#  For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Portfolio. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 11/08/02; Class B 11/08/02; Class C 11/08/02; Class I 02/23/04.

**  The Russell 3000 Index contains the largest 3,000 companies incorporated in the United States and its territories. The companies are ranked by decreasing total market capitalization. Indices are not managed and an investor cannot invest directly into an index.

For the 12 month period ended October 31, 2016, the SunAmerica Active Allocation Portfolio Class A returned (3.30)% compared to 4.24% for the Russell 3000 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at safunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Focused Dividend Strategy Portfolio Class A shares returned 4.38% (before maximum sales charge) for the 12 months ended October 31, 2016. The Portfolio closely tracked its benchmark, the S&P 500 Index,* which returned 4.51% for the same period.

The Portfolio employs a "buy and hold" strategy with up to 30 high dividend-yielding equity securities, which will be evaluated and adjusted at the discretion of the portfolio managers on an annual basis. The first 10 stocks selected represent the 10 highest yielding stocks within the Dow Jones Industrial Average, a strategy popularized as the "Dogs of the Dow." The next 20 stocks are selected from the Russell 1000 Index,† although stocks in Utilities and Financials are generally excluded. The criteria used to select these 20 stocks generally include dividend yield as well as a combination of factors that relate to profitability and valuation.

During the annual period, stocks with above average yields of the S&P 500 Index, in which the Portfolio was overweight, outperformed the S&P 500 Index, although positioning among these securities detracted slightly from portfolio performance. Conversely, companies with lower valuations, or price/earnings ratios, toward which the Portfolio remained biased, underperformed the S&P 500 Index. Positioning in these lower price/earnings ratio companies detracted, although individual holdings among these securities contributed positively. Holdings in companies with a high beta, or high volatility, profile, where the Portfolio had its greatest weighting, contributed positively to relative results.

From a sector perspective, positions in Information Technology, Health Care and Consumer Staples proved particularly effective. Positioning in Health Care, Industrials and having no exposure at all to Financials, which lagged the S&P 500 Index during the annual period, also aided the Portfolio's relative performance. However, positions in the Consumer Discretionary, Materials and Telecommunication Services sectors detracted from relative results. Positioning in Consumer Discretionary, Energy and Consumer Staples, as well as having no exposure at all to Utilities, which was the best performing sector in the S&P 500 Index during the annual period, also detracted.

The top-performing individual stocks during the annual period included technology hardware and equipment company Western Digital Corp., engine and engine-related component manufacturer Cummins, Inc., leather goods producer Coach, Inc., discount retailer Wal-Mart Stores, Inc. and contract driller Helmerich & Payne, Inc. The primary individual stock detractors from the Portfolio's relative results during the annual period were electronic game and entertainment software retailer GameStop Corp., Class A, office supply retailer Staples, Inc., diversified oil and gas services provider Noble Corp. PLC, media entertainment content producer Viacom, Inc. and oil and gas services and equipment company National Oilwell Varco, Inc.

Past performance is no guarantee of future results.

*  The S&P 500 Index is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.

†  The Russell 1000 Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.

Indices are not managed and an investor cannot invest directly into an index.

Stocks of small-cap and mid-cap companies are generally more volatile than and not as readily marketable as those of larger companies, and may have fewer resources and a greater risk of business failure than do large companies. The Portfolio will not deviate from its strategy (except to the extent necessary to comply with federal tax laws or other applicable laws). If the Portfolio is committed to a strategy that is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolio will not use certain techniques available to other mutual funds to reduce stock market exposure, the Portfolio may be more susceptible to general market declines than other mutual funds.

The Portfolio's holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Over the past ten years, $10,000 invested in Focused Dividend Strategy Portfolio Class A shares would be valued at $24,082. The same amount invested in securities mirroring the performance of the S&P 500 Index** would be valued at $19,124.

	Class A		Class B		Class C		Class W
Focused Dividend Strategy Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	-1.60%	4.38%	0.01%	3.79%	2.81%	3.75%	4.60%	4.60%
5 year return	13.20%	97.15%	13.58%	90.99%	13.80%	90.89%	N/A	N/A
10 year return	9.19%	155.47%	9.26%	142.46%	9.13%	139.66%	N/A	N/A
Since Inception*	6.76%	253.11%	6.79%	234.80%	6.40%	213.28%	9.82%	38.34%

#  For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Portfolio. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 06/08/98; Class B 06/08/98; Class C 06/08/98; Class W 05/15/13.

**  The S&P 500 Index is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market. Indices are not managed and an investor cannot invest directly into an index.

For the 12 month period ended October 31, 2016, the Focused Dividend Strategy Portfolio Class A returned (1.60)% compared to 4.51% for the S&P 500 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at safunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

SunAmerica Strategic Value Portfolio Class A shares returned 1.88% (before maximum sales charge) for the 12 months ended October 31, 2016. The Portfolio underperformed its benchmark, the Russell 3000 Value Index,* which returned 6.55%.

The Portfolio's principal investment strategy is based on value. The value-oriented philosophy to which we subscribe is that of investing in securities believed to be undervalued in the market. The selection criteria are usually calculated to identify stocks of companies with solid financial strength that have attractive valuations and that may have generally been overlooked by the market. The principal investment technique we employ in the Portfolio is a "buy and hold" strategy with equity securities selected annually from the Russell 3000 Value Index. Through our proprietary selection process, we select approximately 100 securities from the Russell 3000 Value Index. The Portfolio is evaluated and adjusted at the discretion of our portfolio management team on an annual basis, with the annual consideration of securities that meet the selection criteria to take place on or about March 1st.

During the annual period ended October 31, 2016, higher beta, or higher volatility, stocks and higher valuation stocks, or those with higher price/earnings ratios, underperformed the Russell 3000 Value Index. Thus, the Portfolio's underweight positioning in each of these market segments contributed positively to relative results, though weak security selection within each of these market segments was a primary driver of the Portfolio's underperformance. The Portfolio was also hurt by security selection among stocks with smaller market capitalizations.

From a sector perspective, the primary driver of the Portfolio's underperformance was weak stock selection in Energy. Positioning and stock selection in Telecommunication Services, Consumer Discretionary and Utilities also hurt. Only partially offsetting these detractors was effective stock selection in Industrials, which contributed positively. Having an overweight allocation to Information Technology, which significantly outperformed the Russell 3000 Value Index during the annual period, also aided relative results.

The Portfolio was hurt most during the annual period by positions in several Energy and Financials companies, including diversified oil and gas services provider Noble, investment management firm Franklin Resources, international offshore contract drilling company Ensco, real estate and investment management services provider Jones Lang LaSalle and oil and gas exploration and production company Devon Energy. The leading individual positive contributors included global stock exchange NASDAQ, information technology software and services firm Symantec Corp., software giant Microsoft Corp., insurance company Endurance Specialty Holdings, Ltd. and health care products manufacturer Johnson & Johnson.

Past performance is no guarantee of future results.

*  The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. Indices are not managed and an investor cannot invest directly into an index.

Stocks of small-cap and mid-cap companies are generally more volatile than and not as readily marketable as those of larger companies, and may have fewer resources and a greater risk of business failure than do large companies.

The Portfolio's holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Over the past ten years, $10,000 invested in SunAmerica Strategic Value Portfolio Class A shares would be valued at $14,520. The same amount invested in securities mirroring the performance of the Russell 3000 Value Index** would be valued at $16,774.

	Class A		Class C
SunAmerica Strategic Value Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	-3.97%	1.88%	0.24%	1.24%
5 year return	10.24%	72.74%	10.81%	67.08%
10 year return	3.80%	54.04%	3.73%	44.27%
Since Inception*	7.15%	243.19%	6.82%	207.21%

#  For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Portfolio. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 11/01/99; Class C 11/01/99.

**  The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. Indices are not managed and an investor cannot invest directly into an index.

For the 12 month period ended October 31, 2016, the SunAmerica Strategic Value Portfolio Class A returned (3.97)% compared to 6.55% for the Russell 3000 Value Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at safunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

SunAmerica Select Dividend Growth Portfolio Class A shares returned 7.20% (before maximum sales charge) for the 12 months ended October 31, 2016. The Portfolio outperformed its benchmark, the Russell 1000 Index,* which returned 4.26%.

The Portfolio's principal investment strategy is based on a rules-based approach that uses both growth and value criteria to invest in dividend-paying stocks. The Fund uses this disciplined stock approach to screen the Russell 1000 Index and identify 40 stocks with historical dividend growth and attractive valuation and profitability characteristics.

During the annual period ended October 31, 2016, individual stock selection was the primary driver of the Portfolio's outperformance. More specifically, while larger-cap stocks in the Russell 1000 Index generally outperformed smaller-cap stocks, the Portfolio benefited from strong security selection among smaller stocks. Similarly, while stocks with lower dividend yields generally underperformed the Russell 1000 Index, effective security selection within this market segment proved especially beneficial as was the Portfolio's underweighted exposure to these stocks. Indeed, the Portfolio's allocation positioning across the various market segments as measured by dividend yield was beneficial. From a valuation perspective, security selection was most effective among those stocks with the highest price/earnings ratios and among those with the lowest price/earnings ratios, only partially offset by stock selection among more moderately valued companies, which detracted modestly.

From a sector perspective, stock selection in Consumer Discretionary, Industrials, Information Technology, Health Care and Consumer Staples each added significant value. Positioning in Industrials and Health Care also contributed positively. Only partially offsetting these positive contributors was weaker stock selection in Energy and Financials, which detracted. Having no exposure to Utilities and Telecommunication Services, each of which significantly outperformed the Russell 1000 Index during the annual period, also detracted.

Among the leading individual positive contributors to the Portfolio's relative results were leather goods producer Coach, Inc., personal care products direct selling company Nu Skin Enterprises, Inc., steel and aluminum processor Reliance Steel & Aluminum Co., fashion retailer Nordstrom, Inc. and chocolate manufacturer Hershey Co. Conversely, the Portfolio's biggest individual detractors during the annual period were positions in diversified financials company Waddell & Reed Financial, Inc., tax and financial services provider H&R Block, Inc., offshore contract drilling company Ensco PLC, broadcasting and digital media company TEGNA, Inc. and petroleum products refiner HollyFrontier Corp.

Past performance is no guarantee of future results.

*  The Russell 1000 Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies. Indices are not managed and an investor cannot invest directly into an index.

Stocks of small-cap and mid-cap companies are generally more volatile than and not as readily marketable as those of larger companies, and may have fewer resources and a greater risk of business failure than do large companies.

The Portfolio's holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Since inception, $10,000 invested in SunAmerica Select Dividend Growth Portfolio Class A shares would be valued at $10,874. The same amount invested in securities mirroring the performance of the Russell 1000 Index** would be valued at $11,788.

	Class A		Class C		Class W
SunAmerica Select Dividend Growth Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	1.02%	7.20%	5.41%	6.36%	7.25%	7.25%
Since Inception*	3.40%	15.40%	5.02%	13.04%	5.91%	15.45%

#  For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Portfolio. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 05/02/14; Class C 05/02/14; Class W 05/02/14.

**  The Russell 1000 Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies. Indices are not managed and an investor cannot invest directly into an index.

For the 12 month period ended October 31, 2016, the SunAmerica Select Dividend Growth Portfolio Class A returned 1.02% compared to 4.26% for the Russell 1000 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at safunds.com.

Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992

Directors

Richard W. Grant

Peter A. Harbeck

Dr. Judith L. Craven

William F. Devin

Stephen J. Gutman

Officers

John T. Genoy, President
and Chief Executive Officer

Gregory R. Kingston, Treasurer

Shawn Parry, Vice President and Assistant Treasurer

Donna McManus, Vice President and Assistant Treasurer

James Nichols, Vice President

Kara Murphy, Vice President

Gregory N. Bressler, Secretary

Kathleen Fuentes, Chief Legal Officer
and Assistant Secretary

Matthew Hackethal, Acting Chief Compliance Officer and Anti-Money Laundering Compliance Officer

Investment Adviser

SunAmerica Asset Management, LLC.
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992

Distributor

AIG Capital Services, Inc.
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992

Shareholder Servicing Agent

SunAmerica Fund Services, Inc.
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992

Custodian and Transfer Agent

State Street Bank and Trust Company
P.O. Box 5607
Boston, MA 02110

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Portfolios which is available in the Fund's Statement of Additional Information, may be obtained without charge upon request, by calling (800) 858-8850. This information is also available from the EDGAR database on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD ON SUNAMERICA SERIES, INC. PORTFOLIOS

Information regarding how SunAmerica Series, Inc. Portfolios voted proxies relating to securities held in the SunAmerica Series, Inc. Portfolios during the most recent twelve month period ended June 30 is available, once filed with the U.S. Securities and Exchange Commission, without charge, upon request, by calling (800)858-8850 or on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

DISCLOSURE OF QUARTERLY PORTFOLIO HOLDINGS

The Fund is required to file its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for its first and third fiscal quarters on Form N-Q. The Fund's Forms N-Q are available on the U.S. Securities and Exchange Commission's website at http://www.sec.gov. You can also review and obtain copies of Form N-Q at the U.S. Securities and Exchange Commission's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

DELIVERY OF SHAREHOLDER DOCUMENTS

The Funds have adopted a policy that allows them to send only one copy of a Fund's prospectus, proxy material, annual report and semi-annual report (the "shareholder documents") to shareholders with multiple accounts residing at the same "household." This practice is called householding and reduces Fund expenses, which benefits you and other shareholders. Unless the Funds receive instructions to the contrary, you will only receive one copy of the shareholder documents. The Funds will continue to household the shareholder documents indefinitely, until we are instructed otherwise. If you do not wish to participate in householding, please contact Shareholder Services at (800) 858-8850 ext. 6010 or send a written request with your name, the name of your fund(s) and your account number(s) to SunAmerica Mutual Funds c/o BFDS, P.O. Box 219186, Kansas City MO, 64121-9186. We will resume individual mailings for your account within thirty (30) days of receipt of your request.

This report is submitted solely for the general information of shareholders of the Funds. Distribution of this report to persons other than shareholders of the Fund is authorized only in connection with a currently effective prospectus, setting forth details of the Fund, which must precede or accompany this report.

Go Paperless!!

Did you know that you have the option to
receive your shareholder reports online?

By choosing this convenient service, you will no longer receive paper copies of Fund documents such as annual reports, semi-annual reports, prospectuses and proxy statements in the mail. Instead, you are provided with quick and easy access to this information via the Internet.

Why Choose Electronic Delivery?

It's Quick — Fund documents will be received faster than via traditional mail.

It's Convenient — Elimination of bulky documents from personal files.

It's Cost Effective — Reduction of your Fund's printing and mailing costs.

To sign up for electronic delivery, follow these simple steps:

1	Go to www.safunds.com
2	Click on the link to "Go Paperless!!"

The email address you provide will be kept strictly confidential. Once your enrollment has been processed, you will begin receiving email notifications when anything you receive electronically is available online.

You can return to www.safunds.com at any time to change your email address, edit your preferences or to cancel this service if you choose to resume physical delivery of your Fund documents.

Please note — this option is only available to accounts opened through the Funds.

For information on receiving this report online, see inside back cover.

Distributed by: AIG Capital Services, Inc.

Investors should carefully consider a Fund's investment objectives, risks, charges and expenses before investing. The prospectus, containing this and other important information, can be obtained from your financial adviser, from the SunAmerica Sales Desk at 800-858-8850, ext. 6003, or at www.safunds.com. Read the prospectus carefully before investing.

FOANN - 10/16

Item 2.       Code of Ethics

SunAmerica Series, Inc. (the “registrant”) has adopted a Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. During the fiscal year ended 2016, there were no reportable amendments, waivers or implicit waivers to a provision of the code of ethics that applies to the registrant’s Principal Executive and Principal Accounting Officers.

Item 3.       Audit Committee Financial Expert.

Currently, the registrant does not have an Audit Committee member who possesses all of the attributes required to be an “audit committee financial expert,” as defined in instruction 2(b) of Item 3 of Form N-CSR. However, the Board of Directors believes that the members of the Audit Committee have substantial experience relating to the review of financial statements and the operations of audit committees. Accordingly, the Board believes that the members are qualified to evaluate the registrant’s financial statements, supervise the registrant’s preparation of its financial statements, and oversee the work of the registrant’s independent auditors.

Item 4.       Principal Accountant Fees and Services.

(a)—(d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2015	2016
(a) Audit Fees	$140,074	$144,277
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$79,930	$84,376
(d) All Other Fees	$0	$0

Audit Fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings. Tax Fees principally include tax compliance, tax advice, tax planning and preparation of tax returns.

Aggregate fees billed to the investment adviser and Adviser Affiliates (as defined below in Item 4(e)) that are required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X for the last two fiscal years for services rendered by the registrant’s principal accountant were as follows:

	2015	2016
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$0	$0
(d) All Other Fees	$17,640	$0

(e)          (1)         The registrant’s audit committee pre-approves all audit services provided by the registrant’s principal accountant for the registrant and all non-audit services provided by the registrant’s principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser (“Adviser Affiliates”) that provides ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliate relates directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non- audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant’s audit committee charter.

(2) No services included in (b)-(d) above in connection with fees billed to the registrant or the investment adviser or Adviser Affiliates were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)           Not applicable.

(g)          The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and Adviser Affiliates that provide ongoing services to the registrant for 2015 and 2016 were $123,072 and $99,784 respectively.

(h)         Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Included in Item 1 to the Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors that were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(15)) of Schedule 14A (17 CFR 240.14a- 101), or this Item 10.

Item 11.  Controls and Procedures.

(a)         An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))). Based on that evaluation, the registrant’s management, including the President and Treasurer, concluded that the registrant’s disclosure controls and procedures are effective.

(b)         There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal contro1 over financial reporting.

Item 12. Exhibits.

(a)         (1)         Code of Ethics applicable to its Principal Executive and Principle Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406. Code of Ethics.

(2)         Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(3)         Not applicable.

(b)         Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) and Section 906 of the Sarbanes- Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Series, Inc.

By:	/s/ John T. Genoy
John T. Genoy
President

Date: January 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John T. Genoy
John T. Genoy
President

Date: January 6, 2017

By:	/s/ Gregory R. Kingston
Gregory R. Kingston
Treasurer

Date: January 6, 2017